UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

SMA Relationship Trust	December 31, 2013

SMA Relationship Trust
Series A
Series G
Series M
Series S
Series T
Annual Report

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	5
Industry diversification	7
Portfolio of investments	8

SMA Relationship Trust—Series G
Letter to shareholders	12
Performance at a glance	15
Industry diversification	17
Portfolio of investments	18

SMA Relationship Trust—Series M
Letter to shareholders	21
Performance at a glance	24
Summary of municipal securities by state	26
Portfolio of investments	27

SMA Relationship Trust—Series S
Letter to shareholders	30
Performance at a glance	33
Industry diversification	35
Portfolio of investments	36

SMA Relationship Trust—Series T
Letter to shareholders	39
Performance at a glance	42
Industry diversification	44
Portfolio of investments	45

Explanation of expense disclosure	57

Statement of assets and liabilities	60

Statement of operations	62

Statement of changes in net assets	64

Financial highlights
SMA Relationship Trust—Series A	67
SMA Relationship Trust—Series G	68
SMA Relationship Trust—Series M	69
SMA Relationship Trust—Series S	70
SMA Relationship Trust—Series T	71

Notes to financial statements	72

Report of independent registered public accounting firm	88

General information	89

Supplemental information	90

Federal tax information	96

SMA Relationship Trust—Series A

February 14, 2014

Dear shareholder,
We present you with the annual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2013.

Portfolio performance
Over the 12-month reporting period, the Fund returned 6.67%, compared to a 0.19% decline in the BofA Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index returned 26.68% and 0.03%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 5.)

The Fund produced a positive return during the reporting period, primarily due to market allocation strategy and currency positioning.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. Various equity and fixed income options, futures, forwards and swaps were used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the period.

SMA Relationship Trust—Series A

Investment goal:
Maximize total return,
consisting of capital
appreciation and
current income

Portfolio managers:
Curt Custard,
Andreas Koester and
Jonathan Davies
UBS Global Asset
Management
(Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annual

Market commentary
Despite a number of headwinds, including the sequestration, higher taxes and rising interest rates, the overall US economy continued to expand during the reporting period. Gross domestic product (“GDP”) growth in the US was a tepid 1.1% during the first quarter of 2013. The economy then gained some traction, as GDP grew 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department’s initial estimate for fourth quarter 2013 GDP growth was 3.2%.1

The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period to stimulate the economy. As has been the case since December 2008, the Fed kept the federal funds rate at a historically low level between 0% and 0.25%. However, at his press conference following the central bank’s meeting in June 2013, Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases.

At its last meeting of 2013, in December, the Fed announced that it would begin paring back its monthly asset purchases, saying, “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.”

1 Based on the Commerce Department’s third estimate announced on January 30, 2014, after the reporting period had ended.

SMA Relationship Trust—Series A

At its meeting that concluded on January 29, 2014, the Fed further tapered its asset purchases. Beginning in February 2014, the central bank is expected to scale back its monthly purchases to a total of $65 billion ($30 billion of agency mortgage-backed securities and $35 billion of longer-term Treasury securities).2

Portfolio commentary
What worked

  A long position in global equities was positive for performance, as it was the best performing asset class during the year.

  Several of our positions in the global fixed income market were rewarded during the reporting period.

–

The Fund’s long high yield bond position versus US Treasuries was beneficial for performance, as high yield spreads narrowed during the year given generally strong demand and improving fundamentals. In contrast, US Treasury yields moved higher (and their prices moved lower) as the economy gained momentum and the Fed announced its intention to taper its asset purchases.

–	A long position in Italian government bonds was also additive for performance.

–	Elsewhere, security selection of investment grade corporate bonds (invested through an affiliated fund) modestly enhanced the Fund’s results.

Currency strategies, overall, were also positive for the Fund’s performance.

–	Our long position in the US dollar versus the Australian and Canadian dollars was beneficial for results.

–	A long position in the Mexican peso versus the Canadian dollar, as well as our positioning in the euro, aided the Fund’s performance.

Overall, the Fund’s positioning among risk assets contributed to results.

–

When the reporting period began, the Fund had a 45% net equity market exposure. We reduced this to 17% prior to the February 2013 elections in Italy, as we believed that this could negatively impact the markets. During April, we increased the Fund’s equity position to nearly a 50% net exposure and then modestly pared it in order to capture profits. In late May and June, the equity market was weak amid talk of Fed tapering and the Fund’s net equity exposure was reduced to roughly 35% by the end of June. We tactically adjusted the Fund’s net equity exposure during the second half of the reporting period. At times, it moved as high as the upper-40% range, and we ended the year with a 33% net equity exposure.

–

Outside the US, we started the reporting period with a very small allocation to emerging market equities. We ended the year with a 5% allocation to the asset class, with a preference for Asian emerging market countries.

–

In the fixed income market, we began the reporting period with a 68% allocation to investment grade corporate bonds. The fixed income market was volatile in May and June, in the wake of the Fed’s comments about tapering its asset purchases. Against this backdrop, we reduced this exposure to 30% and largely maintained this allocation during the second half of the year. We also reduced the Fund’s exposure to high yield corporate bonds toward the middle of the year, moving to a zero position in June. We added back to this position in September and ended the period with a 20% allocation to high yield corporate bonds.

2 The Fed’s decision to further taper was made at its meeting that concluded on January 29, 2014, after the reporting period had ended.

SMA Relationship Trust—Series A

What didn’t work

Several country allocation decisions detracted from the Fund’s performance.

–	A preference for international developed equities, largely in Europe, over US equities was not rewarded, as the former lagged their US counterparts.

–	Our bias for Italian equities versus French equities was a modest drag on results, as was our small allocation at times to emerging market equities.

Certain of the Fund’s fixed income exposures detracted from results during the reporting period.

–	Our long investment grade corporate bond position was a negative for performance.

–

Long positions in UK and Australian bonds were not rewarded, nor was our duration exposure given rising interest rates. However, this was slightly offset by the short positions of these relative value trades, the German Bund and US Treasuries, respectively.

A few of the Fund’s currency positions were negative for the 12-month period.

–	In particular, a long position in the US dollar versus a short position in the New Zealand dollar detracted from results.

–	A short position in the Swiss franc versus the Japanese yen and euro were also drags on the Fund’s performance.

Outlook
The uncertainty about the Fed’s tapering commencement has been removed, yet the focus of investors will lay heavily on US economic data. This likely will determine the future path of the Fed’s tapering plan and subsequent rate hiking under the leadership of new Fed Chair Janet Yellen. For now, the environment should continue to be supportive of developed market equities and the US dollar, as well as high yield bonds. Emerging markets countries with high reliance on external funding will likely face headwinds from liquidity withdrawals in 2014, while more balanced economies should benefit from stronger global activity. Sovereign and corporate bond investors will likely have to accept higher volatility in a gradually rising yield environment. Given equity markets’ valuation levels, negative economic surprises may start to weigh heavier and trigger corrections. Nonetheless, an overall improving economic environment for 2014 should be supportive for risk assets during the next quarters.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Curt Custard
President	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Andreas J. Koester	Jonathan Davies
Portfolio Manager	Portfolio Manager
SMA Relationship Trust – Series A	SMA Relationship Trust – Series A
Managing Director	Executive Director
UBS Global Asset Management (Americas) Inc.	UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/13	1 year	5 years	Since inception[1]
SMA Relationship Trust — Series A	6.67%	8.59%	3.06%
BofA Merrill Lynch US Treasury 1-5 Year Index[2]	(0.19)	1.57	2.31
MSCI World Free Index (net)[3]	26.68	15.02	4.30
Citigroup One-Month US Treasury Bill Index[4]	0.03	0.07	0.20

[1]	Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A.
[2]	The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series A versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index from April 2, 2008 which is the Fund inception date, through December 31, 2013.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2013
Bonds
Non-US government obligations	11.75%
Total bonds	11.75%

Investment company
UBS Global Corporate Bond Relationship Fund	49.16
Short-term investments	25.43
Options purchased	1.17
Total investments	87.51%

Cash and other assets, less liabilities	12.49
Net assets	100.00%

[1]	Figures represent the direct investments of SMA Relationship Trust—Series A. Figures might be different if a breakdown of the affiliated underlying investment company were included.

SMA Relationship Trust—Series A
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—11.75%
Non-US government obligations—11.75%
Australia—5.53%
Government of Australia
4.250%, due 07/21/17	AUD 729,000	$676,239
4.500%, due 04/15/20	717,000	669,614
4.750%, due 06/15/16	725,000	677,493
		2,023,346

Italy—6.22%
Buoni Poliennali Del Tesoro
3.500%, due 11/01/17	EUR 532,000	763,761
3.750%, due 08/01/16	521,000	754,588
4.750%, due 08/01/23[1]	518,000	760,985
		2,279,334
Total Non-US government obligations
(cost $4,179,887)		4,302,680
Total bonds
(cost $4,179,887)		4,302,680

	Shares
Investment company—49.16%
UBS Global Corporate Bond
Relationship Fund*[2]
(cost $17,123,315)	1,444,531	17,995,677

Short-term investments—25.43%
Investment company—6.43%
UBS Cash Management Prime
Relationship Fund[2]
(cost $2,352,788)	2,352,788	2,352,788

	Face amount
US government obligations—19.00%
US Treasury Bills,
0.098%, due 05/01/2014[3]	$3,478,000	3,477,395
0.105%, due 05/29/2014[3]	3,478,000	3,477,182
Total US government obligations
(cost $6,953,362)		6,954,577
Total short-term investments
(cost $9,306,150)		9,307,365

	Number of contracts
Options purchased—1.17%
Call options—1.17%
E-mini S&P 500 Index
strike @ USD 1,750, expires
March 2014	10	$108,050
EURO STOXX 50 Index
strike @ EUR 3,000, expires
March 2014	45	99,484
FTSE 100 Index
strike @ GBP 7,000, expires
March 2014	17	9,430
Hong Kong Hang Seng Index
strike @ HKD 23,600, expires
March 2014	24	82,174
S&P 500 Index
strike @ USD 1,825, expires
March 2014	25	130,000
Total options purchased
(cost $266,382)		429,138
Total investments—87.51%
(cost $30,875,734)		32,034,860

Cash and other assets, less
liabilities—12.49%		4,571,944
Net assets—100.00%		$36,606,804

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $31,589,936; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$578,489
Gross unrealized depreciation	(133,565)
Net unrealized appreciation of investments	$444,924

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 11.

SMA Relationship Trust—Series A
Portfolio of investments

December 31, 2013

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	4,370,000	USD	3,917,732	03/11/14	$32,724
JPMCB	CAD	1,530,000	USD	1,430,776	03/11/14	(7,212)
JPMCB	CHF	2,270,000	USD	2,517,283	03/11/14	(28,805)
JPMCB	CLP	357,800,000	USD	664,192	03/05/14	(12,103)
JPMCB	EUR	1,265,000	USD	1,719,374	03/11/14	(20,849)
JPMCB	GBP	395,000	USD	646,031	03/11/14	(7,765)
JPMCB	HKD	885,000	USD	114,167	03/11/14	29
JPMCB	NZD	4,480,000	USD	3,646,375	03/11/14	(20,333)
JPMCB	SEK	4,690,000	USD	719,030	03/11/14	(9,318)
JPMCB	USD	345,731	JPY	35,400,000	03/11/14	(9,469)
JPMCB	USD	714,018	KRW	762,000,000	03/05/14	5,215
JPMCB	USD	610,101	MXN	8,080,000	03/11/14	5,441
JPMCB	USD	628,264	NOK	3,860,000	03/11/14	6,573
JPMCB	USD	696,449	PHP	30,400,000	03/05/14	(10,869)
JPMCB	USD	688,787	PLN	2,140,000	03/11/14	16,660
JPMCB	USD	666,406	ZAR	7,030,000	03/11/14	(2,668)
Net unrealized depreciation on forward foreign currency contracts						$(62,749)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 17 contracts (USD)	March 2014	$(3,743,433)	$(3,736,812)	$6,621
5 Year US Treasury Notes, 29 contracts (USD)	March 2014	(3,505,254)	(3,460,062)	45,192
10 Year US Treasury Notes, 8 contracts (USD)	March 2014	(1,003,435)	(984,375)	19,060
Index futures buy contracts:
EURO STOXX 50 Index, 72 contracts (EUR)	March 2014	3,005,003	3,078,486	73,483
FTSE 100 Index, 13 contracts (GBP)	March 2014	1,440,955	1,441,794	839
FTSE MIB Index, 10 contracts (EUR)	March 2014	1,253,256	1,308,635	55,379
MSCI Taiwan Index, 19 contracts (USD)	January 2014	562,681	576,080	13,399
S&P Toronto Stock Exchange 60 Index, 12 contracts (CAD)	March 2014	1,695,947	1,764,330	68,383
TOPIX Index, 4 contracts (JPY)	March 2014	476,765	494,730	17,965
Index futures sell contracts:
CAC 40 Euro Index, 21 contracts (EUR)	January 2014	(1,183,092)	(1,241,824)	(58,732)
SPI 200 Index, 9 contracts (AUD)	March 2014	(1,013,723)	(1,068,399)	(54,676)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 46 contracts (AUD)	March 2014	4,449,732	4,458,344	8,612
Long Gilt, 9 contracts (GBP)	March 2014	1,622,074	1,588,122	(33,952)
Interest rate futures sell contracts:
Euro-Bund, 8 contracts (EUR)	March 2014	(1,548,067)	(1,531,649)	16,418
Net unrealized appreciation on futures contracts				$177,991

SMA Relationship Trust—Series A
Portfolio of investments

December 31, 2013

Centrally cleared credit default swap on credit indices—buy protection4

Referenced index[5]	Notional amount	Termination date	Payments made by the Fund[6]	Value	Unrealized depreciation
CDX.NA.IG.Series 20 Index	USD 7,000,000	06/20/18	1.000%	$(141,499)	$(118,435)

Centrally cleared credit default swap on credit indices—sell protection7

Referenced index[5]	Notional amount	Termination date	Payments received by the Fund[6]	Value	Unrealized appreciation	Credit spread[8]
CDX.NA.HY.Series 20 Index	USD 7,000,000	06/20/18	5.000%	$676,649	$234,528	2.662%

Options written

Written options activity for the year ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2012	—	$—
Options written	203	490,282
Options terminated in closing purchase transactions	(203)	(490,282)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	—	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Non-US government obligations	$—	$4,302,680	$—	$4,302,680
Investment company	—	17,995,677	—	17,995,677
Short-term investments	—	9,307,365	—	9,307,365
Options purchased	429,138	—	—	429,138
Forward foreign currency contracts, net	—	(62,749)	—	(62,749)
Futures contracts, net	177,991	—	—	177,991
Swap agreements, net	—	535,150	—	535,150
Total	$607,129	$32,078,123	$—	$32,685,252

At December 31, 2013, there were no transfers between Level 1 and Level 2.

SMA Relationship Trust—Series A
Portfolio of investments

December 31, 2013

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of this security amounted to $760,985 or 2.08% of net assets.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Net realized gain during the year ended 12/31/13	Change in net unrealized appreciation/ (depreciation) during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime
Relationship Fund	$6,491,345	$21,964,184	$26,102,741	$—	$—	$2,352,788	$7,865
UBS Global Corporate Bond
Relationship Fund	20,005,083	2,250,000	4,000,000	302,778	(562,184)	17,995,677	—
	$26,496,428	$24,214,184	$30,102,741	$302,778	$(562,184)	$20,348,465	$7,865

[3]	Interest rate is the discount rate at the date of purchase.
[4]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
[5]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index.
[6]	Payments made or received are based on the notional amount.
[7]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[8]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.	11

SMA Relationship Trust—Series G

February 14, 2014

Dear shareholder,
We present you with the annual report for Series G (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2013.

Portfolio performance
For the 12 months ended December 31, 2013, the Fund returned 19.74%. During the same period, its benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 23.31%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 15.)

The Fund’s underperformance versus its benchmark was largely due to stock selection.

SMA Relationship Trust—
Series G

Investment goal:
Provide long-term
capital appreciation

Portfolio managers:
Stephan Maikkula
UBS Global Asset
Management
(Americas) Inc.

Commencement:
May 6, 2011

Dividend payments:
Annual

Market commentary
Despite a number of headwinds, the overall US economy continued to expand during the reporting period. Growth in other developed countries generally improved during the reporting period, albeit from relatively low levels. In its October 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that “Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipated that 2013 growth in the eurozone would contract 0.4% but increase to 1.0% in 2014. While growth in emerging market countries remains higher than in their developed country counterparts, the IMF projects that this gap is narrowing. The IMF forecasted that emerging markets growth would moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China’s economy was expected to grow 7.6% in 2013, versus 7.7% in 2012.

International developed equities generated strong results during the reporting period. Volatility was elevated at times due to mixed economic data, geopolitical events and uncertainties regarding future central bank monetary policy. However, periodic setbacks were generally quickly replaced by solid demand from investors looking to generate incremental returns in the low interest rate environment. All told, international developed equities, as measured by the MSCI EAFE Index, returned 23.29% during the 12 months ended December 31, 2013. Over the same time period, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 2.27%. This weakness was the result of concerns about moderating growth in a number of developing countries, generally declining commodity prices and rising US interest rates.

What worked

  The Fund’s performance is typically driven by stock selection, and sector allocations are a byproduct of our bottom-up stock selection process. During the reporting period, a number of individual stocks contributed to performance.

–	Shares of UK online retailer ASOS performed well, as its results generally surpassed analyst expectations and the company reaffirmed its sales outlook for 2014. Moreover, the company provided additional details regarding its expansion plans in China, which include a local third-party distribution center for next-day delivery and the goal of initially carrying 10% of its product range.

SMA Relationship Trust—Series G

–	Shares of Sands China, Ltd., an owner and operator of resorts and casinos in Macau, rose during the year on continued better than expected results each quarter.

–

Tokyo Tatemono Co., Ltd. is a Japanese real estate developer of commercial and residential properties. Its share price rose as Japan’s central bank initiated its biggest round of quantitative easing, and given expectations that the company would benefit from the end of deflation in Japan.

–

Shares of German cable operator Kabel Deutschland Holding outperformed, after both Vodafone and Liberty Global made bids to acquire the company. We sold out of our position in Kabel in July, as the company was being sold.

–

Kakaku.com, Inc. is a Japanese internet company. It operates “kakaku.com,” the leading price comparison e-commerce website in Japan, as well as “tabelog.com,” a leading restaurant review website. Its share price rose after reporting a strong set of fiscal full-year results and positive trends in its monthly visitor data to both of its main websites.

What didn’t work

Several stocks produced disappointing results and detracted from Fund performance during the reporting period.
–

PT Bank Rakyat Indonesia is a finance company based in Indonesia. Its shares underperformed after Indonesia reported a higher than expected current account deficit, and we sold out of our position in the company in September. The country as a whole also underperformed as investors rotated away from the inflation-protected securities market during the summer, following the US Federal Reserve Board’s comments about tapering its asset purchase program.

–

Norwegian-based global oil services company Subsea 7 S.A. underperformed due to concerns regarding lower oil prices and industry group weakness during the first half of the year. The company’s share price came under additional pressure in late June, after it issued a profit warning due to increased costs associated with a project in Brazil. We subsequently sold out of our position in Subsea 7 S.A. in July.

–

NTT Urban Development Corp. is a Japanese real estate developer of commercial and residential properties. Its share price declined during the period we held the shares due to a strengthening Japanese yen over that time. We sold out of our position in NTT in December, as, at that time, we were reducing our exposure to Japan.

–

Norwegian Air Shuttle is a low-cost Norwegian airline company. Its shares underperformed after the company reported weak traffic figures during the summer. Both yield and load factors were below analyst expectations, and its shares sold off on the news, and as such, we sold out of our position in Norwegian Air Shuttle in September.

  Shares of UK telecom company Vodafone Group rose sharply after the company sold its Verizon wireless stake back to Verizon wireless for $130 billion. Vodafone Group was also a beneficiary of strong telecom sector performance. The Fund’s performance suffered, as it did not hold any shares of the company.

SMA Relationship Trust—Series G

Outlook
In spite of the volatility in the fall of 2013 caused by the US budget and debt ceiling talks, we remain constructive with respect to our outlook. The continued stabilization in Europe and positive economic news from the region give us reason for optimism. Peripheral European equity markets moved higher over the last few months, suggesting that investors are seeing European equities in a more positive light. We have also seen a rebound in a number of emerging markets after last summer’s volatility. That said, we continue to closely monitor events globally, particularly with respect to potential action from the various central banks.

Over the upcoming quarters, we believe that the market will focus closely on earnings growth at the company level and we continue to look for solid stock-specific growth stories. The consumer discretionary sector continues to be a key overweight for the Fund. We are also overweight the information technology sector and, in general, the portfolio remains underweight more defensive sectors, such as consumer staples and telecom, relative to the benchmark.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Stephan Maikkula
President	Portfolio Manager
SMA Relationship Trust—Series G	SMA Relationship Trust—Series G
Managing Director	Executive Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/13	1 year	Since inception[1]
SMA Relationship Trust — Series G	19.74%	2.90%
MSCI EAFE Free Index (gross)[2]	23.31	6.88

[1]	Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.
[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI EAFE Free Index (gross) from May 6, 2011, which is the Fund inception date, through December 31, 2013.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)[1]
As of December 31, 2013
Percentage of net assets
Sands China Ltd.	3.5%
Societe Generale SA	2.3
BNP Paribas SA	2.1
Volkswagen AG, Preference shares	2.1
Commonwealth Bank of Australia	2.0
Roche Holding AG (Non-voting)	1.9
Brilliance China Automotive Holdings Ltd.	1.8
Bayer AG	1.8
Novartis AG	1.8
Jazz Pharmaceuticals PLC	1.8
Total	21.1%

Country exposure by issuer, top five (unaudited)[1]
As of December 31, 2013
Percentage of net assets
Japan	17.1%
Germany	14.4
United Kingdom	13.0
Switzerland	9.7
France	9.5
Total	63.7%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2013
Common stocks
Aerospace & defense	2.56%
Air freight & logistics	0.94
Auto components	2.13
Automobiles	3.00
Beverages	1.26
Biotechnology	1.10
Building products	0.99
Capital markets	3.03
Chemicals	1.14
Commercial banks	13.85
Computers & peripherals	0.44
Consumer finance	0.83
Containers & packaging	0.87
Distributors	0.94
Diversified financial services	2.73
Electrical equipment	0.98
Electronic equipment, instruments & components	3.57
Food products	0.91
Hotels, restaurants & leisure	5.33
Household durables	0.88
Insurance	2.24
Internet & catalog retail	2.25
Internet software & services	2.38
IT services	2.77
Machinery	3.70
Metals & mining	1.52
Multiline retail	1.16
Oil, gas & consumable fuels	1.72
Pharmaceuticals	8.41
Real estate investment trust (REIT)	2.07
Real estate management & development	2.83
Road & rail	0.96
Semiconductors & semiconductor equipment	3.31
Software	1.42
Specialty retail	3.44
Textiles, apparel & luxury goods	3.47
Trading companies & distributors	1.90
Total common stocks	93.03%

Preferred stock	2.05
Investment company
iShares MSCI EAFE ETF	2.03
Short-term investment	2.24
Total investments	99.35%

Cash and other assets, less liabilities	0.65
Net assets	100.00%

[1]	Figures represent the direct investments of SMA Relationship Trust—Series G. Figures might be different if a breakdown of the underlying investment companies were included.

SMA Relationship Trust—Series G
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks—93.03%
Australia—3.73%
Commonwealth Bank of Australia	26,787	$1,860,829
Flight Centre Travel Group Ltd.	18,675	792,892
JB Hi-Fi Ltd.	44,459	853,495
Total Australia common stocks		3,507,216

Belgium—2.32%
Anheuser-Busch InBev NV	8,453	898,441
KBC Groep NV	22,561	1,280,283
Total Belgium common stocks		2,178,724

Canada—0.96%
Canadian National Railway Co.	15,800	900,775

China—2.89%
Brilliance China Automotive
Holdings Ltd.	1,060,000	1,727,867
Sohu.com, Inc.*	13,600	991,848
Total China common stocks		2,719,715

Denmark—1.03%
Novo Nordisk A/S, Class B	5,268	965,634

France—9.51%
BNP Paribas SA	24,747	1,928,618
European Aeronautic Defence and
Space Co. NV	16,216	1,245,029
Ingenico	16,136	1,293,717
Safran SA	16,724	1,162,094
Societe Generale SA	36,590	2,125,222
Valeo SA	10,724	1,186,584
Total France common stocks		8,941,264

Germany—12.39%
Allianz SE	8,947	1,604,398
Bayer AG	12,239	1,716,552
Bayerische Motoren Werke AG	9,238	1,083,037
Deutsche Post AG	24,304	886,028
GEA Group AG	30,167	1,435,926
Hugo Boss AG	3,918	557,864
Linde AG	5,142	1,075,579
OSRAM Licht AG*	16,266	917,462
SAP AG	15,539	1,332,001
Wirecard AG	26,326	1,039,962
Total Germany common stocks		11,648,809

Ireland—3.68%
Jazz Pharmaceuticals PLC*	13,500	1,708,560
Kingspan Group PLC	51,999	929,955
Smurfit Kappa Group PLC	33,403	822,091
Total Ireland common stocks		3,460,606

Italy—0.89%
Azimut Holding SpA	30,509	832,289

Japan—17.09%
Calsonic Kansei Corp.	159,000	819,837
Credit Saison Co., Ltd.	29,700	780,080
Don Quijote Holdings Co., Ltd.	18,000	1,088,785
Kakaku.com, Inc.	70,900	1,243,494
Keyence Corp.	2,900	1,239,199
Makino Milling Machine Co., Ltd.	85,000	731,270
Mitsubishi Estate Co., Ltd.	40,000	1,194,568
Mitsubishi UFJ Financial Group, Inc.	254,800	1,679,149
Murata Manufacturing Co., Ltd.	9,300	824,822
Nippon Steel & Sumitomo Metal Corp.	428,000	1,430,595
ORIX Corp.	69,600	1,220,693
Sumitomo Mitsui Financial Group, Inc.	29,800	1,533,719
THK Co., Ltd.	32,400	807,308
Tokyo Tatemono Co., Ltd.	132,000	1,464,021
Total Japan common stocks		16,057,540

Macau—3.50%
Sands China Ltd.	402,800	3,290,739

Netherlands—3.14%
ASML Holding NV	12,691	1,187,911
Gemalto NV	3,787	416,834
ING Groep NV CVA*	97,046	1,348,413
Total Netherlands common stocks		2,953,158

Norway—1.43%
DNB ASA	74,908	1,340,003

South Korea—0.70%
Seoul Semiconductor Co., Ltd.*	17,111	655,029

Spain—4.32%
Amadeus IT Holding SA, Class A	36,547	1,563,888
Grifols SA	21,601	1,033,094
Inditex SA	8,866	1,461,195
Total Spain common stocks		4,058,177

Sweden—2.76%
JM AB	29,195	823,852
Skandinaviska Enskilda Banken AB,
Class A	95,966	1,265,253
Trelleborg AB, Class B	25,326	503,618
Total Sweden common stocks		2,592,723

Switzerland—9.68%
Cie Financiere Richemont SA	16,268	1,619,414
Credit Suisse Group AG*	48,004	1,467,484
GAM Holding AG*	28,259	549,626
Nestle SA	11,729	858,588
Novartis AG	21,468	1,713,493

SMA Relationship Trust—Series G
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks—(Concluded)
Switzerland—(Concluded)
Roche Holding AG (Non-voting)	6,455	$1,803,246
Swatch Group AG	9,669	1,088,244
Total Switzerland common stocks		9,100,095

United Kingdom—13.01%
ARM Holdings PLC	69,602	1,266,679
ASOS PLC*	8,874	899,916
BG Group PLC	63,962	1,374,284
Derwent London PLC	11,706	483,645
Diageo PLC	8,479	280,816
Dixons Retail PLC*	1,137,482	913,741
Great Portland Estates PLC	56,067	556,136
Home Retail Group PLC	382,587	1,215,773
Inchcape PLC	87,223	887,565
InterContinental Hotels Group PLC	27,761	925,393
Jardine Lloyd Thompson Group PLC	29,794	502,254
Royal Dutch Shell PLC, Class A	6,646	238,048
Segro PLC	163,446	903,999
SIG PLC	261,956	917,891
Wolseley PLC	15,230	863,789
Total United Kingdom common stocks		12,229,929
Total common stocks
(cost $71,049,174)		87,432,425

Preferred stock—2.05%
Germany—2.05%
Volkswagen AG, Preference shares
(cost $1,561,803)	6,866	1,928,311
Investment company—2.03%
iShares MSCI EAFE ETF
(cost $1,884,685)	28,500	1,911,210

Short-term investment—2.24%
Investment company—2.24%
UBS Cash Management Prime
Relationship Fund[1]
(cost $2,101,923)	2,101,923	2,101,923
Total investments—99.35%
(cost $76,597,585)		93,373,869

Cash and other assets,
less liabilities—0.65%		615,297
Net assets—100.00%		$93,989,166

SMA Relationship Trust—Series G
Portfolio of investments

December 31, 2013

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $77,943,373; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$15,588,523
Gross unrealized depreciation	(158,027)
Net unrealized appreciation of investments	$15,430,496

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$87,432,425	$—	$—	$87,432,425
Preferred stock	1,928,311	—	—	1,928,311
Investment company	1,911,210	—	—	1,911,210
Short-term investment	—	2,101,923	—	2,101,923
Total	$91,271,946	$2,101,923	$—	$93,373,869

At December 31, 2012, $112,547,114 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes:
*	Non-income producing security.
[1]	The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$656,839	$75,481,645	$74,036,561	$2,101,923	$1,601

20	See accompanying notes to financial statements.

SMA Relationship Trust—Series M

February 14, 2014

Dear shareholder,
We present you with the annual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2013.

Portfolio performance
For the 12-month period, the Fund declined 1.05%, compared to a 2.55% decline in its benchmark, the Barclays Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 24.)

While the Fund generated a negative return during the reporting period, it outperformed its benchmark. This was due primarily to yield curve and duration positioning, along with our quality bias.

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, as noted above, our duration strategy contributed to performance during the 12-month period.

SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:
Elbridge T. Gerry
UBS Global Asset
Management
(Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

Market overview
Despite a number of headwinds, including the sequestration, higher taxes and rising interest rates, the overall US economy continued to expand during the reporting period. Gross domestic product (“GDP”) growth in the US was a tepid 1.1% during the first quarter of 2013. The economy then gained some traction, as GDP grew 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department’s initial estimate for fourth quarter 2013 GDP growth was 3.2%.1

The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period. As has been the case since December 2008, the Fed kept the federal funds rate (the federal funds rate, or the “fed funds rate,” which is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low level between 0% and 0.25%. However, at his press conference following the central bank’s meeting in June 2013, Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases.

At its last meeting of 2013, in December, the Fed announced that it would begin paring back its monthly asset purchases, saying “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.”

At its meeting that concluded on January 29, 2014, the Fed further tapered its asset purchases. Beginning in February 2014, the central bank is expected to scale back its monthly purchases to a total of $65 billion ($30 billion of agency mortgage-backed securities) and $35 billion of longer-term Treasury securities).2

[1]	Based on the Commerce Department’s third estimate announced on January 30, 2014, after the reporting period had ended.
[2]	The Fed’s decision to further taper was made at its meeting that concluded on January 29, 2014, after the reporting period had ended.

SMA Relationship Trust—Series M

The municipal bond market was weak during the 12-month reporting period ended December 31, 2013, and it underperformed the overall taxable bond market over that time. During that time period, the Index declined 2.55%. In addition to the negative impact of rising interest rates, investor sentiment for the municipal bond market was challenged at times given the fallout from Detroit’s bankruptcy filing and issues in both Illinois and Puerto Rico. Against this backdrop, demand for municipal bonds was weak at times, especially during the second half of the reporting period.

Portfolio commentary
What worked

  The Fund’s duration positioning contributed to Fund performance. We maintained a defensive posture for the Fund during the reporting period, given headwinds for portions of the economy and uncertainty on the monetary policy front. Against this backdrop, the Fund’s duration was shorter than that of the Index. This positioning contributed to results as municipal yields moved sharply higher during the reporting period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

  The Fund’s yield curve positioning was a positive overall during the reporting period. In particular, the Fund’s underweight versus the Index to securities with maturities of 20+ years was a significant contributor, as this was the worst performing portion of the yield curve.

  Overall, the Fund’s quality biases contributed to performance.
–	Adding the most value was our overweight to higher quality AAA-rated securities, as they generated the strongest results during the reporting period.

–	An underweight to lower rated BBB-rated securities was also a meaningful contributor to Fund performance.

  Overall, sector positioning was beneficial for results. In particular, an overweight to general obligation bonds was rewarded, given their relatively strong performance.

What didn’t work

  While our overweight to the intermediate portion of the municipal yield curve was a modest contributor to results, it was offset by our underweight to the three- to five- year portion of the curve. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)

  The Fund’s underweight to municipal securities rated AA modestly detracted from results.

  The Fund’s underweight to the housing sector detracted from results as it outperformed the Index.

Outlook
In our view, there will be a constant demand for municipal bonds due to increasing tax rates, which will help support the asset class. We do not believe that the fed funds rate will increase in 2014. This is particularly important when we analyze our shorter duration positioning and strategies, since the shortest end of the yield curve is hit first in a fed funds tightening. Bond structure will also be critical in a rising interest rate environment. We expect premium bonds to perform better than discount or par bonds, due to their more advantageous tax treatment. In the secondary market, discount bonds can be negatively affected by tax consequences. This does not affect premium bonds and generally positively affects the relative performance of premium bonds.

SMA Relationship Trust—Series M

In our view, municipal bonds should outperform US Treasuries in 2014, unless there is a flight to quality due to a major credit or world event. Should this occur, the amount of underperformance will depend on the outflows of mutual funds and other factors. We believe that if net inflows do occur, it would be primarily due to an equity market correction or an increase in yields.

Overall, municipal credits should continue to strengthen. Generally speaking, as the fiscal situation for municipalities is improving, they are now contributing to the economy instead of detracting from it. As stated above, although certain local general obligation bonds are becoming more attractive, we can’t say that all local general obligation bonds are attractive. Therefore, security selection remains critical.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Elbridge T. Gerry
President	Portfolio Manager
SMA Relationship Trust—Series M	SMA Relationship Trust—Series M
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/13	1 year	5 years	10 years
SMA Relationship Trust — Series M	(1.05)%	5.80%	4.19%
Barclays Municipal Bond Index[1]	(2.55)	5.89	4.29

[1]	The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Barclays Municipal Bond Index over 10 years through December 31, 2013.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)[1]
As a percentage of net assets as of December 31, 2013
Long-term municipal bonds
California	10.83%
Delaware	2.74
Florida	7.93
Georgia	5.15
Hawaii	5.39
Illinois	4.99
Louisiana	3.36
Maryland	2.19
Massachusetts	3.53
Minnesota	5.27
Mississippi	0.15
New Jersey	5.67
New York	18.02
North Carolina	4.01
Pennsylvania	0.84
South Carolina	5.57
Tennessee	2.40
Texas	6.93
Washington	0.75
Wisconsin	2.68
Total long-term municipal bonds	98.40%

Short-term investment	0.18
Total investments	98.58%

Cash and other assets, less liabilities	1.42
Net assets	100.00%

[1]	Figures represent the direct investments of SMA Relationship Trust—Series M.

SMA Relationship Trust—Series M
Portfolio of investments

December 31, 2013

	Face amount	Value
Long-term municipal bonds—98.40%
California—10.83%
California State Department of
Water Resources Revenue Bonds,
Series AM, 5.000%, due 12/01/20	$2,000,000	$2,387,360
California State Public Works Board
Revenue Bonds,
Series A, 5.000%, due 04/01/21	1,500,000	1,714,140
5.000%, due 04/01/25	1,925,000	2,086,507
Series E, 5.000%, due 06/01/21	2,065,000	2,357,982
Los Angeles County Metropolitan
Transitional Authority Sales
Tax Revenue Bonds,
5.000%, due 07/01/19	1,100,000	1,305,084
State of California, GO Bonds,
5.000%, due 02/01/20	8,000,000	9,335,440
5.000%, due 09/01/21	2,755,000	3,199,299
		22,385,812

Delaware—2.74%
State of Delaware, GO Bonds,
Series B, 5.000%, due 02/01/17	5,000,000	5,666,050

Florida—7.93%
Florida State Board of Education,
Public Education, GO Bonds,
Series C, 5.000%, due 06/01/21	5,000,000	5,863,650
5.000%, due 06/01/22	1,000,000	1,170,560
Florida State Tampa-Hillsborough
Country Expressway Authority
Revenue Bonds, AMBAC,
4.000%, due 07/01/15[1]	3,750,000	3,993,675
Tampa Health System
Revenue Bonds,
Series A, 5.000%, due 11/15/25	5,000,000	5,364,500
		16,392,385

Georgia—5.15%
City of Atlanta GA Revenue Bonds,
Series B, 5.000%, due 01/01/20	3,500,000	4,045,895
Municipal Electric Authority of
Georgia Revenue Bonds,
Series A, 5.000%, due 01/01/21	3,500,000	3,986,395
State of Georgia, GO Bonds,
Series I, 5.000%, due 11/01/21	2,200,000	2,614,744
		10,647,034

Hawaii—5.39%
County of Hawaii, GO Bonds,
Series B, 4.000%, due 09/01/21	2,200,000	2,419,164
State of Hawaii, GO Bonds,
Series DZ, 5.000%, due 12/01/28	3,775,000	4,152,727
Series EE, 5.000%, due 11/01/28	4,135,000	4,573,351
		11,145,242

Illinois—4.99%
State of Illinois, GO Bonds,
5.000%, due 03/01/18	6,000,000	6,691,740
5.000%, due 03/01/19	1,300,000	1,445,548
5.000%, due 01/01/20	1,985,000	2,186,616
		10,323,904

Louisiana—3.36%
City of New Orleans LA, GO Bonds,
AGC-ICC, FGIC,
5.500%, due 12/01/21	3,010,000	3,413,852
State of Louisiana, GO Bonds,
Series A, 5.000%, due 11/15/19	3,000,000	3,541,830
		6,955,682

Maryland—2.19%
Anne Arundel County, GO Bonds,
5.000%, due 04/01/27	4,050,000	4,537,336

Massachusetts—3.53%
Massachusetts Health & Educational
Facilities Authority Revenue Bonds,
Series A, 5.500%, due 11/15/36	4,000,000	4,426,360
Massachusetts Municipal Wholesale
Electric Co. Revenue Bonds,
5.000%, due 07/01/19	2,500,000	2,866,325
		7,292,685

Minnesota—5.27%
Minneapolis-St Paul Metropolitan
Airports Commission Revenue
Bonds, 5.000%, due 01/01/19	3,300,000	3,801,072
State of Minnesota, GO Bonds,
Series A, 5.000%, due 08/01/21	6,000,000	7,093,920
		10,894,992

Mississippi—0.15%
Mississippi Business Finance Corp.
Revenue Bonds,
Series I, 0.020%, due 11/01/35[2]	300,000	300,000

New Jersey—5.67%
New Jersey Economic Development
Authority Revenue Bonds,
Series K, AMBAC,
5.500%, due 12/15/19	5,000,000	5,908,300
New Jersey Transportation
Trust Fund Authority,
Series A, 5.250%, due 12/15/20	5,000,000	5,814,800
		11,723,100

SMA Relationship Trust—Series M
Portfolio of investments

December 31, 2013

	Face amount	Value
Long-term municipal bonds—(Concluded)
New York—18.02%
City of New York, GO Bonds,
Series L, 0.010%, due 04/01/32[2]	$3,000,000	$3,000,000
New York City Transitional
Finance Authority,
Series A-1, 5.000%, due 11/01/21	2,000,000	2,337,820
Series E, 5.000%, due 02/01/29	4,000,000	4,325,480
Series I, 5.000%, due 05/01/32	5,000,000	5,321,850
New York City Urban Development
Corp. Special Tax, Series A-1,
5.000%, due 03/15/27	6,495,000	7,158,984
New York City Water & Sewer
System Finance Authority
Second Generation Refunding
Revenue Bonds,
Series DD, 5.000%, due 06/15/35	5,000,000	5,237,800
New York State Dormitory
Authority State Personal Taxable
General Purpose,
Series A, 5.000%, due 02/15/29	4,000,000	4,325,280
State of New York, GO Bonds,
Series E, 5.000%, due 08/01/16	5,000,000	5,563,750
		37,270,964

North Carolina—4.01%
North Carolina Eastern Municipal
Power Agency Power Systems
Revenue Bonds,
Series B, 5.000%, due 01/01/21	2,380,000	2,704,275
Series D, 5.000%, due 01/01/23	5,000,000	5,586,250
		8,290,525

Pennsylvania—0.84%
Philadelphia Water & Wastewater
Revenue Bonds,
Series A, 5.000%, due 01/01/20	1,500,000	1,730,310

South Carolina—5.57%
Piedmont Municipal Power Agency
Revenue Bonds,
Series A-3, 5.000%, due 01/01/18	5,080,000	5,789,016
Series A-4, 5.000%, due 01/01/20	5,000,000	5,731,450
		11,520,466

Tennessee—2.40%
State of Tennessee, GO Bonds,
Series B, 5.000%, due 08/01/20	4,195,000	4,975,648

Texas—6.93%
Dallas Fort Worth, International
Airport Refunding Revenue Bonds,
Series D, 5.000%, due 11/01/19	1,500,000	1,717,440
Garland Independent School District,
GO Bonds, PSF-GTD,
5.000%, due 02/15/22	2,000,000	2,332,300
San Antonio Electric & Gas Revenue
Bonds, 5.000%, due 02/01/22	5,000,000	5,815,750
State of Texas, Student Loan, GO
Bonds, 5.000%, due 08/01/16	1,600,000	1,784,928
Tarrant County Cultural Educational
Methodist Hospitals of Dallas
Revenue Bonds,
5.000%, due 10/01/21	2,370,000	2,678,005
		14,328,423

Washington—0.75%
Washington State Health Care
Facilities Authority Revenue Bonds,
Series A, 5.000%, due 10/01/25	1,435,000	1,554,866

Wisconsin—2.68%
State of Wisconsin Revenue Bonds,
State Appropriation,
Series A, 6.000%, due 05/01/36	5,000,000	5,544,950
Total long-term municipal bonds
(cost $202,593,966)		203,480,374

	Shares
Short-term investment—0.18%
Investment company—0.18%
UBS Cash Management Prime
Relationship Fund[3]
(cost $362,329)	362,329	362,329
Total investments—98.58%
(cost $202,956,295)		203,842,703

Liabilities, in excess of cash and
other assets—1.42%		2,927,467
Net assets—100.00%		$206,770,170

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $202,956,295; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$3,084,770
Gross unrealized depreciation	(2,198,362)
Net unrealized appreciation of investments	$886,408

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 29.

SMA Relationship Trust—Series M
Portfolio of investments

December 31, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation
US Treasury futures sell contracts:
US Long Bond, 75 contracts (USD)	March 2014	$(9,778,031)	$(9,623,438)	$154,593
10 Year US Treasury Notes, 45 contracts (USD)	March 2014	(5,633,380)	(5,537,109)	96,271
Net unrealized appreciation on futures contracts				$250,864

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$203,480,374	$—	$203,480,374
Short-term investment	—	362,329	—	362,329
Futures contracts, net	250,864	—	—	250,864
Total	$250,864	$203,842,703	$—	$204,093,567

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
[1] Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.
[2] Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2013 and changes periodically.
[3] The table below details the Fund's investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$3,704,597	$169,494,010	$172,836,278	$362,329	$4,404

See accompanying notes to financial statements.	29

SMA Relationship Trust—Series S

February 14, 2014

Dear shareholder,
We present you with the annual report for Series S (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2013.

Portfolio performance
Over the 12 months ended December 31, 2013, the Fund returned 35.07%. During the same period, the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 38.82%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 33.)

The Fund trailed its benchmark over the 12-month period, primarily due to stock selection decisions.

Portfolio commentary
What worked

SMA Relationship Trust—
Series S

Investment goal:
Maximum total return, consisting of capital appreciation and current income, while controlling risk

Portfolio managers[1]:
Wilfred Talbot and
Joseph Nowinski Manulife Asset Management (US) LLC

Commencement:
May 2, 2011

Dividend payments:
Annual

Several stock selection decisions positively contributed to the Fund’s relative returns during the 12-month period.

–

Atricure was the largest positive stock contributor during the 12-month period. The medical device company specializes in atrial fibrillation. During the reporting period, Atricure’s top-selling device was approved by the Food and Drug Administration for a new indication. This led to a large increase in year-over-year sales in 2013 and generated a favorable forecast for 2014. The stock appreciated due to sales results that greatly exceeded expectations, and because of significant expansion in Atricure’s price/earnings multiple.

–

Shares of Greatbatch rose during the reporting period, benefiting the Fund’s performance. The medical device company produces a wide range of component parts for device original equipment manufacturers (OEMs). The company operates two main divisions, one of which has been dilutive for results, masking Greatbatch’s true earnings power. However, in 2013, the company made it a priority to separate and explain the economics of its two businesses, which led to substantial expansion of the stock’s price/earnings ratio.

–

Trex Company is a manufacturer of specialty composite decking, railing and fencing products for the US residential and commercial markets. The stock outperformed as Trex’s revenue and profits strongly rebounded in 2013. The company benefited from the recovery in US housing as well as from the announcement of a new distribution relationship with a major big box retailer.

1 Please note, effective May 28, 2013, Manulife Asset Management (“Manulife”) was hired as a subadvisor for the Fund. Wilfred Talbot, Manulife’s portfolio manager who is responsible for the day-to-day management of the Fund, possesses a strong track record in the small cap space and was previously with UBS Global Asset Management until March 2013.

SMA Relationship Trust—Series S

–	The stock price of Inter Parfums, a company that manufactures high-end perfumes using designer name brands, rose during the 12 months. In 2012, Inter Parfums lost the license for Burberry, its largest brand. However, investor concern about this development was overblown, as the dilutive effect of Burberry was much greater than investors realized. As such, the earnings power of the core Inter Parfums business became apparent early in 2013, sending the stock higher. We sold out of our position in Inter Parfums in July, as it reached our price target.

What didn’t work

Certain stock selection decisions detracted from the Fund’s relative performance during the reporting period.

–	Central Garden & Pet Co., Class A was the largest stock-specific detractor during the 12 months. The company sells lawn and garden products and pet supplies to retailers. The company’s former chief executive officer led a failed restructuring effort that caused significant disruption and temporarily higher costs. This resulted in reported earnings that were significantly lower than expectations. As such, the stock price more than gave up its 2012 gains.

–	Campus Crest Communities Inc is a real estate investment trust (“REIT”) that specializes in the ownership of housing for college students. The stock declined, along with the entire REIT sector, as interest rates rose in 2013. The interest rate increase occurred when the Federal Reserve announced its plan to taper its quantitative easing program. Campus Crest also faced headwinds from disappointing occupancy rates for the 2013-2014 school year.

–	Shares of NETGEAR declined during the 12-month reporting period. The company is a diversified supplier of networking, security and storage hardware to small and medium-sized businesses. Growth expectations were reduced in 2013, on the back of weak spending in telecom and hardware equipment. In addition, issues with sales in Europe negatively affected the company’s performance.

–	Regis Corporation, an operator of 2,000 hair-cutting salons, detracted from the performance of the Fund. We believe that Regis is a turnaround stock that offers deep value after years of weak management and governance. The stock price languished as the turnaround took longer than expected. As such, we sold out of our position in Regis in September, as the company was not reaching the milestones we had for its turnaround.

–	LMI Aerospace is one of the largest subcontractors to the prime commercial aerospace structure manufacturers that support Boeing and Gulfstream. The stock fell after LMI sharply lowered its earnings guidance for 2013. The downward revision was due to delays in the start of new contracts from 2013 to 2014. The impact of defense spending cuts was also felt, as LMI saw reductions in design and engineering work.

SMA Relationship Trust—Series S

Mark E. Carver	Wilfred Talbot
President	Senior Portfolio Manager
SMA Relationship Trust—Series S	SMA Relationship Trust—Series S
Managing Director	Senior Managing Director
UBS Global Asset Management	Manulife Asset Management (US) LLC
(Americas) Inc.

Joseph Nowinski
Portfolio Manager
SMA Relationship Trust—Series S
Managing Director
Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/13	1 year	Since inception[1]
SMA Relationship Trust — Series S	35.07%	13.36%
Russell 2000 Index[2]	38.82	13.88

[1] Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.
[2] The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series S versus the Russell 2000 Index from May 2, 2011, which is the Fund inception date, through December 31, 2013.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)[1]
As of December 31, 2013
Percentage of
net assets
HB Fuller Co.	2.7%
Trex Co., Inc.	2.7
Greatbatch, Inc.	2.6
Emergent Biosolutions, Inc.	2.6
BBCN Bancorp, Inc.	2.4
Susser Holdings Corp.	2.3
Evercore Partners, Inc., Class A	2.3
MasTec, Inc.	2.2
AtriCure, Inc.	2.1
CLARCOR, Inc.	2.1
Total	24.0%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2013
Common stocks
Aerospace & defense	2.14%
Air freight & logistics	1.24
Auto components	1.62
Biotechnology	2.61
Building products	3.64
Capital markets	5.29
Chemicals	4.65
Commercial banks	6.96
Communications equipment	2.93
Construction & engineering	2.16
Diversified consumer services	1.38
Electrical equipment	2.67
Electronic equipment, instruments & components	1.00
Energy equipment & services	2.60
Food & staples retailing	2.31
Health care equipment & supplies	9.27
Hotels, restaurants & leisure	4.91
Household products	1.10
Internet & catalog retail	1.01
Internet software & services	2.30
Life sciences tools & services	1.44
Machinery	4.44
Media	2.50
Metals & mining	0.99
Multiline retail	1.05
Oil, gas & consumable fuels	1.73
Personal products	1.18
Real estate investment trust (REIT)	2.51
Semiconductors & semiconductor equipment	0.52
Software	10.63
Specialty retail	1.03
Textiles, apparel & luxury goods	3.58
Thrifts & mortgage finance	3.25
Trading companies & distributors	2.48
Total common stocks	99.12%

Investment company
PennantPark Floating Rate Capital Ltd.	0.76
Total investments	99.88%

Cash and other assets, less liabilities	0.12
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust – Series S. Figures might be different if a breakdown of the underlying investment company was included.

SMA Relationship Trust—Series S
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks—99.12%
Aerospace & defense—2.14%
Esterline Technologies Corp.*	12,258	$1,249,826
LMI Aerospace, Inc.*	23,580	347,569
		1,597,395

Air freight & logistics—1.24%
Hub Group, Inc., Class A*	23,100	921,228

Auto components—1.62%
Tenneco, Inc.*	21,379	1,209,410

Biotechnology—2.61%
Emergent Biosolutions, Inc.*	84,468	1,941,919

Building products—3.64%
AO Smith Corp.	13,476	726,895
Trex Co., Inc.*	24,958	1,984,910
		2,711,805

Capital markets—5.29%
Evercore Partners, Inc., Class A	28,155	1,683,106
Golub Capital BDC, Inc.	55,147	1,053,859
PennantPark Investment Corp.	103,445	1,199,962
		3,936,927

Chemicals—4.65%
Cytec Industries, Inc.	15,643	1,457,302
HB Fuller Co.	38,552	2,006,246
		3,463,548

Commercial banks—6.96%
Banner Corp.	26,533	1,189,209
BBCN Bancorp, Inc.	107,635	1,785,665
City National Corp.	8,449	669,330
Texas Capital Bancshares, Inc.*	24,735	1,538,517
		5,182,721

Communications equipment—2.93%
Aruba Networks, Inc.*	36,632	655,713
Finisar Corp.*	35,899	858,704
NETGEAR, Inc.*	20,303	668,781
		2,183,198

Construction & engineering—2.16%
MasTec, Inc.*	49,265	1,611,951

Diversified consumer services—1.38%
Hillenbrand, Inc.	34,846	1,025,169
Electrical equipment—2.67%
AZZ, Inc.	19,661	960,636
Regal-Beloit Corp.	13,947	1,028,173
		1,988,809

Electronic equipment, instruments & components—1.00%
InvenSense, Inc.*	35,926	746,542

Energy equipment & services—2.60%
C&J Energy Services, Inc.*	40,300	930,930
Dawson Geophysical Co.*	29,750	1,006,145
		1,937,075

Food & staples retailing—2.31%
Susser Holdings Corp.*	26,249	1,719,047

Health care equipment & supplies—9.27%
AtriCure, Inc.*	84,895	1,585,839
Cooper Companies, Inc.	7,208	892,639
Derma Sciences, Inc.*	64,625	699,242
Greatbatch, Inc.*	44,314	1,960,451
STERIS Corp.	20,658	992,617
Tornier NV*	40,995	770,296
		6,901,084

Hotels, restaurants & leisure—4.91%
Del Frisco’s Restaurant Group, Inc.*	40,385	951,874
Einstein Noah Restaurant Group, Inc.	66,329	961,771
Ignite Restaurant Group, Inc.*	64,664	808,300
Vail Resorts, Inc.	12,392	932,250
		3,654,195

Household products—1.10%
Central Garden and Pet Co., Class A*	121,793	822,103

Internet & catalog retail—1.01%
HomeAway, Inc.*	18,485	755,667

Internet software & services—2.30%
ChannelAdvisor Corp.*	21,107	880,373
ValueClick, Inc.*	35,528	830,289
		1,710,662

Life sciences tools & services—1.44%
Bio-Rad Laboratories, Inc., Class A*	8,666	1,071,204

Machinery—4.44%
CIRCOR International, Inc.	14,700	1,187,466
CLARCOR, Inc.	24,540	1,579,149
Nordson Corp.	7,295	542,019
		3,308,634

SMA Relationship Trust—Series S
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks—(Concluded)
Media—2.50%
AMC Entertainment Holdings, Inc., Class A*	10,043	$206,384
Cinemark Holdings, Inc.	27,886	929,440
ReachLocal, Inc.*	56,951	723,847
		1,859,671

Metals & mining—0.99%
Compass Minerals International, Inc.	9,260	741,263

Multiline retail—1.05%
Big Lots, Inc.*	24,234	782,516

Oil, gas & consumable fuels—1.73%
Kodiak Oil & Gas Corp.*	114,785	1,286,740

Personal products—1.18%
Elizabeth Arden, Inc.*	24,748	877,317

Real estate investment trust (REIT)—2.51%
Campus Crest Communities, Inc.	91,325	859,368
LaSalle Hotel Properties	32,700	1,009,122
		1,868,490

Semiconductors & semiconductor equipment—0.52%
ON Semiconductor Corp.*	46,664	384,511

Software—10.63%
Barracuda Networks, Inc.*	33,605	1,333,447
Cadence Design Systems, Inc.*	40,988	574,652
Cyan, Inc.*	55,700	294,653
FleetMatics Group PLC*	19,497	843,245
Guidewire Software, Inc.*	20,441	1,003,040
Infoblox, Inc.*	24,954	823,981
Qualys, Inc.*	38,448	888,533
Rally Software Development Corp.*	19,463	378,555
RealPage, Inc.*	23,127	540,709
SS&C Technologies Holdings, Inc.*	17,731	784,774
Tableau Software, Inc., Class A*	6,531	450,182
		7,915,771

Specialty retail—1.03%
Francesca’s Holdings Corp.*	41,751	768,636

Textiles, apparel & luxury goods—3.58%
Crocs, Inc.*	76,144	1,212,213
Movado Group, Inc.	33,101	1,456,775
		2,668,988

Thrifts & mortgage finance—3.25%
Brookline Bancorp, Inc.	127,733	1,222,405
EverBank Financial Corp.	65,433	1,200,041
		2,422,446

Trading companies & distributors—2.48%
Beacon Roofing Supply, Inc.*	28,677	1,155,110
Watsco, Inc.	7,201	691,728
		1,846,838
Total common stocks
(cost $56,815,976)		73,823,480

Investment company—0.76%
PennantPark Floating Rate Capital Ltd.
(cost $593,586)	41,495	569,726
Total investments—99.88%
(cost $57,409,562)		74,393,206

Cash and other assets, less liabilities—0.12%		87,890
Net assets—100.00%		$74,481,096

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $57,979,206; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$18,095,136
Gross unrealized depreciation	(1,681,136)
Net unrealized appreciation of investments	$16,414,000

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 38.

SMA Relationship Trust—Series S
Portfolio of investments

December 31, 2013

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$73,823,480	$—	$—	$73,823,480
Investment company	569,726	—	—	569,726
Total	$74,393,206	$—	$—	$74,393,206

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
* Non-income producing security.

The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$605,589	$19,179,150	$19,784,739	$—	$1,760

38	See accompanying notes to financial statements.

SMA Relationship Trust—Series T

February 14, 2014

Dear shareholder,
We present you with the annual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2013.

Portfolio performance
During the 12-month reporting period, the Fund declined 0.32%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index, declined 2.01% and 1.41%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 42.)

While the Fund generated a negative absolute return during the reporting period, it outperformed its benchmark primarily due to sector allocation and issue selection within the corporate and CMBS sectors. Our foreign currency allocation was also additive.

The Fund used derivatives during the review period. Certain interest rate derivatives (such as futures, swaps and options) were used to facilitate specific duration and yield curve strategies, while credit derivatives, like credit default swaps, options on credit default swaps and, to a limited extent, total return swaps were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process but are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

SMA Relationship Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation

Portfolio managers:
Scott Dolan, John Dugenske, Craig Ellinger and Brian Fehrenbach UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

That said, overall, spread management and currency positioning contributed to performance, while duration and yield curve positioning produced mixed results.

Market commentary
Despite a number of headwinds, including the sequestration, higher taxes and rising interest rates, the overall US economy continued to expand during the reporting period. Gross domestic product (“GDP”) growth in the US was a tepid 1.1% during the first quarter of 2013. The economy then gained some traction, as GDP grew 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department’s initial estimate for fourth quarter 2013 GDP growth was 3.2%.1

The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period. As has been the case since December 2008, the Fed kept the federal funds rate (the federal funds rate, or the “fed funds rate,” which is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low level between 0% and 0.25%. However, at his press conference following the central bank’s meeting in June 2013, Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases. At its last meeting of the year in December, the Fed announced that it would begin paring back its monthly asset purchases, saying “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.”

1	Based on the Commerce Department’s third estimate announced on January 30, 2014, after the reporting period had ended.

SMA Relationship Trust—Series T

At its meeting that concluded on January 29, 2014, the Fed further tapered its asset purchases. Beginning in February 2014, the central bank is expected to scale back its monthly purchases to a total of $65 billion ($30 billion of agency mortgage-backed securities and $35 billion of longer-term Treasury securities).2

Bond market performance was generally weak amid periods of heightened volatility and rising interest rates. Volatility was triggered by a number of factors, including concerns related to the “fiscal cliff” and sequestration, mixed economic data, geopolitical issues, the 16-day partial government shutdown and uncertainties surrounding future monetary policy by the Fed. All told, the overall US bond market, as measured by the Barclays US Aggregate Index, declined 2.02%. Many spread sectors generated negative returns during the 12 months ended December 31, 2013. One notable exception was high yield bonds, as they generated strong results. Supporting the high yield market were continued solid corporate fundamentals, low defaults and overall solid demand.

Portfolio commentary
What worked

  Sector allocation decisions had a positive impact on the Fund’s relative returns during the 12-month reporting period.
–

The Fund continued to limit its US Treasuries exposure in favor of higher yielding spread sectors[3]. We continued to expect that an environment of improving global growth and accommodative monetary policy in developed markets would be supportive of higher yielding securities.

–

We favored spread sector exposure in securitized bonds, as well as select investment grade and high yield corporate bonds which favorably reflected on performance. While the vast majority of spread tightening has occurred in our view, we expected the additional yield provided in these market segments to produce superior returns versus lower yielding developed market sovereign debt.

  The Fund’s currency positioning also contributed to results during the reporting period.
–	The largest benefit came from the Fund’s short position in the Japanese yen. It weakened versus the US dollar following the Bank of Japan’s aggressive steps to provide policy accommodation.

What didn’t work

  The Fund’s exposure to emerging markets debt detracted from results. The Fund held a modest allocation to this asset class during the first half of the reporting period, which suffered from concerns around slower growth and the Fed tapering its asset purchase program. We subsequently reduced the Fund’s exposure to the emerging markets debt asset class.

Outlook
We continue to believe that the regime shift in US rate policy is underway. While volatility in the short-run has been partially mitigated, we thoroughly expect that both rates markets and spread sectors will realize heightened volatility over the intermediate term. In addition, once an adjustment to interest rate policy begins, it will be impactful for markets and investors.

[2]	The Fed’s decision to further taper was made at its meeting that concluded on January 29, 2014, after the reporting period had ended.
[3]	Spread sectors typically refer to any non-Treasury credit oriented fixed income sectors, such as investment grade or high yield corporate bonds, commercial mortgage-backed securities (“CMBS”), etc.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Scott Dolan
President	Portfolio Manager
SMA Relationship Trust—Series T	SMA Relationship Trust—Series T
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

John Dugenske, CFA	Craig Ellinger, CFA
Portfolio Manager	Portfolio Manager
SMA Relationship Trust—Series T	SMA Relationship Trust—Series T
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Brian Fehrenbach, CFA
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/13	1 year	5 years	10 years
SMA Relationship Trust — Series T	(0.32)%	4.34%	(1.74)%
Barclays US Credit Index[1]	(2.01)	7.89	5.23
Barclays US Mortgage-Backed Securities Index[2]	(1.41)	3.69	4.61

[1]	The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index over 10 years through December 31, 2013.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)[1] As of December 31, 2013
Percentage of net assets
Federal National Mortgage Association Pools,
3.500%, TBA	3.4%
US Treasury Notes, 0.375%, due 06/30/15	3.0
Federal National Mortgage Association Pools,
4.500%, TBA	2.5
US Treasury Bonds, 3.625%, due 08/15/43	2.4
Federal Home Loan Mortgage Corp. Gold Pools,
4.000%, TBA	2.1
Government National Mortgage Association
Pools, 4.500%, TBA	2.1
Federal National Mortgage Association Pools,
3.500%, TBA	2.0
Federal National Mortgage Association Pools,
#AB6198, 3.000%, due 09/01/27	1.7
Federal Home Loan Mortgage Corp. Gold Pools,
3.500%, TBA	1.7
Ford Motor Credit Co., LLC,
8.125%, due 01/15/20	1.7
Total	22.6%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2013
Bonds
Corporate bonds
Beverages	0.39%
Biotechnology	0.28
Building products	0.05
Capital markets	2.96
Chemicals	0.44
Commercial banks	2.62
Commercial services & supplies	0.28
Communications equipment	0.37
Consumer finance	1.98
Diversified financial services	3.66
Diversified telecommunication services	0.81
Electric utilities	0.47
Electronic equipment, instruments & components	0.24
Energy equipment & services	0.45
Food & staples retailing	0.22
Food products	0.29
Insurance	2.28
IT services	0.25
Media	1.51
Metals & mining	1.74
Multi-utilities	0.42
Oil, gas & consumable fuels	6.37
Pharmaceuticals	0.77
Real estate investment trust (REIT)	0.55
Road & rail	0.57
Semiconductors & semiconductor equipment	0.11
Tobacco	1.21
Trading companies & distributors	0.18
Wireless telecommunication services	0.26
Total corporate bonds	31.73%

Asset-backed security	0.55
Commercial mortgage-backed securities	7.57
Mortgage & agency debt securities	36.35
Municipal bonds	2.91
US government obligations	9.06
Non-US government obligations	0.98
Total bonds	89.15%

Investment company
UBS High Yield Relationship Fund	5.04
Short-term investments	22.26
Options purchased	0.16
Total investments	116.61%

Liabilities, in excess of cash and other assets	(16.61)
Net assets	100.00%

[1]	Figures represent the direct investments of SMA Relationship Trust – Series T. Figures might be different if a breakdown of the affiliated underlying investment companies were included.

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—89.15%
Corporate bonds—31.73%
Brazil—0.96%
Caixa Economica Federal,
2.375%, due 11/06/17[1]	$375,000	$346,875
Petrobras International Finance Co.,
2.875%, due 02/06/15	345,000	349,892
5.375%, due 01/27/21	275,000	273,867
Total Brazil corporate bonds		970,634

Canada—1.01%
Barrick Gold Corp.,
3.850%, due 04/01/22	250,000	225,158
Cenovus Energy, Inc.,
3.800%, due 09/15/23	300,000	292,465
Goldcorp, Inc.,
3.700%, due 03/15/23	200,000	178,872
Petro-Canada,
6.800%, due 05/15/38	150,000	179,529
Teck Resources Ltd.,
6.250%, due 07/15/41	140,000	139,360
Total Canada corporate bonds		1,015,384

Cayman Islands—0.94%
Transocean, Inc.,
3.800%, due 10/15/22	260,000	246,435
6.800%, due 03/15/38	190,000	211,472
Vale Overseas Ltd.,
4.375%, due 01/11/22	425,000	413,313
6.875%, due 11/21/36	75,000	77,479
Total Cayman Islands corporate bonds		948,699

Curacao—0.47%
Teva Pharmaceutical Finance Co. BV,
2.400%, due 11/10/16	240,000	246,266
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	235,000	230,493
Total Curacao corporate bonds		476,759

France—0.30%
BNP Paribas SA,
2.700%, due 08/20/18	300,000	305,625

Mexico—0.86%
America Movil SAB de CV,
3.125%, due 07/16/22	280,000	258,395
Petroleos Mexicanos,
4.875%, due 01/24/22	600,000	615,000
Total Mexico corporate bonds		873,395

Norway—0.32%
Eksportfinans ASA,
3.000%, due 11/17/14	325,000	326,300

Singapore—0.24%
Flextronics International Ltd.,
5.000%, due 02/15/23	260,000	243,880

Spain—0.71%
Santander US Debt SA Unipersonal,
3.724%, due 01/20/15[1]	400,000	407,971
Telefonica Emisiones SAU,
3.192%, due 04/27/18	300,000	305,525
Total Spain corporate bonds		713,496

United Kingdom—1.73%
Barclays Bank PLC,
5.140%, due 10/14/20	260,000	276,867
Imperial Tobacco Finance PLC,
3.500%, due 02/11/23[1]	360,000	335,747
Lloyds Bank PLC,
6.500%, due 09/14/20[1]	560,000	636,574
Sinopec Group Overseas
Development 2013 Ltd.,
2.500%, due 10/17/18[1]	500,000	493,775
Total United Kingdom
corporate bonds		1,742,963

United States—24.19%
21st Century Fox America, Inc.,
6.200%, due 12/15/34	85,000	94,092
ADT Corp.,
3.500%, due 07/15/22	330,000	287,249
Altria Group, Inc.,
5.375%, due 01/31/44	300,000	301,242
9.950%, due 11/10/38	47,000	71,694
American International Group, Inc.,
3.000%, due 03/20/15	205,000	210,552
4.250%, due 09/15/14	175,000	179,374
8.250%, due 08/15/18	250,000	312,720
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	390,000	434,485
6.450%, due 09/15/36	260,000	291,963
Anheuser-Busch InBev Worldwide, Inc.,
2.500%, due 07/15/22	160,000	147,995
8.200%, due 01/15/39	165,000	241,322
Apache Corp.,
5.250%, due 02/01/42	260,000	269,945

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
AT&T, Inc.,
4.300%, due 12/15/42	$3,000	$2,545
Bank of America Corp.,
5.625%, due 07/01/20	175,000	199,975
Berkshire Hathaway Finance Corp.,
3.000%, due 05/15/22	80,000	76,693
Boston Properties LP, REIT
3.800%, due 02/01/24	300,000	287,689
Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	75,000	85,388
Capital One Financial Corp.,
2.150%, due 03/23/15	145,000	147,404
Celgene Corp.,
4.000%, due 08/15/23	290,000	285,533
CF Industries, Inc.,
3.450%, due 06/01/23	240,000	219,175
Citigroup, Inc.,
5.375%, due 08/09/20	90,000	102,388
5.500%, due 02/15/17	1,060,000	1,167,945
5.500%, due 09/13/25	200,000	210,648
6.125%, due 05/15/18	374,000	432,826
8.500%, due 05/22/19	160,000	205,054
Comcast Corp.,
6.300%, due 11/15/17	250,000	291,159
6.950%, due 08/15/37	115,000	141,370
DIRECTV Holdings LLC,
6.000%, due 08/15/40	315,000	311,063
Discover Financial Services,
3.850%, due 11/21/22	350,000	331,860
DPL, Inc.,
7.250%, due 10/15/21	190,000	192,375
El Paso Pipeline Partners
Operating Co., LLC,
5.000%, due 10/01/21	230,000	240,882
Energy Transfer Partners LP,
5.200%, due 02/01/22	360,000	379,006
6.500%, due 02/01/42	200,000	214,951
7.500%, due 07/01/38	50,000	58,664
9.000%, due 04/15/19	310,000	391,802
ERAC USA Finance LLC,
2.800%, due 11/01/18[1]	240,000	242,529
ERP Operating LP REIT,
4.750%, due 07/15/20	65,000	70,080
Ford Motor Credit Co., LLC,
8.125%, due 01/15/20	1,335,000	1,669,351
General Electric Capital Corp.,
2.150%, due 01/09/15	200,000	203,663
4.650%, due 10/17/21	305,000	332,281
Series A, 6.750%, due 03/15/32	265,000	328,151
Glencore Funding LLC,
2.500%, due 01/15/19[1]	330,000	319,545
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	210,000	236,394
6.150%, due 04/01/18	440,000	504,538
Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	240,000	265,730
International Business Machines Corp.,
3.375%, due 08/01/23	260,000	253,319
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	160,000	185,200
JPMorgan Chase & Co.,
3.700%, due 01/20/15	500,000	515,602
Kinder Morgan Energy Partners LP,
3.950%, due 09/01/22	545,000	531,081
6.500%, due 09/01/39	155,000	169,931
Kroger Co.,
3.850%, due 08/01/23	230,000	226,448
Marathon Oil Corp.,
6.600%, due 10/01/37	65,000	77,874
Markel Corp.,
3.625%, due 03/30/23	160,000	150,592
Marsh & McLennan Cos., Inc.,
9.250%, due 04/15/19	225,000	291,479
Maxim Integrated Products, Inc.,
3.375%, due 03/15/23	125,000	114,445
Merrill Lynch & Co., Inc.,
Series C, 5.000%, due 01/15/15	325,000	338,626
6.110%, due 01/29/37	300,000	323,541
6.875%, due 04/25/18	260,000	307,416
Morgan Stanley,
3.750%, due 02/25/23	210,000	204,344
4.875%, due 11/01/22	155,000	158,667
7.300%, due 05/13/19	650,000	789,365
Motorola Solutions, Inc.,
3.500%, due 03/01/23	400,000	370,058
Mylan, Inc.,
2.550%, due 03/28/19	100,000	99,002
2.600%, due 06/24/18[1]	200,000	200,116
Northern Trust Corp.,
3.950%, due 10/30/25	125,000	121,812
Owens Corning,
6.500%, due 12/01/16	46,000	51,046

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Petrohawk Energy Corp.,
7.250%, due 08/15/18	$550,000	$592,900
Principal Financial Group, Inc.,
8.875%, due 05/15/19	330,000	421,915
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	160,000	154,800
6.625%, due 12/01/37	190,000	227,833
Regions Financial Corp.,
2.000%, due 05/15/18	200,000	193,662
Reynolds American, Inc.,
6.150%, due 09/15/43	250,000	269,963
7.750%, due 06/01/18	200,000	240,841
Ryder System, Inc.,
2.350%, due 02/26/19	250,000	244,801
Sempra Energy,
4.050%, due 12/01/23	200,000	197,487
9.800%, due 02/15/19	175,000	231,181
Southern Copper Corp.,
3.500%, due 11/08/22	310,000	284,149
Southwestern Electric Power Co.,
3.550%, due 02/15/22	290,000	283,268
TCI Communications, Inc.,
7.875%, due 02/15/26	94,000	121,775
Time Warner Cable, Inc.,
6.550%, due 05/01/37	150,000	138,803
Time Warner Entertainment Co. LP,
8.375%, due 03/15/23	400,000	460,072
Time Warner, Inc.,
6.100%, due 07/15/40	85,000	92,766
Valero Energy Corp.,
6.625%, due 06/15/37	320,000	365,035
Valspar Corp.,
4.200%, due 01/15/22	225,000	221,893
Ventas Realty LP/Ventas Capital Corp.,
2.700%, due 04/01/20	210,000	200,802
Verizon Communications, Inc.,
1.993%, due 09/14/18[2]	170,000	178,755
6.400%, due 09/15/33	290,000	333,535
Williams Cos., Inc.,
3.700%, due 01/15/23	240,000	209,474
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	289,382
Total United States corporate bonds		24,426,346
Total corporate bonds
(cost $32,510,541)		32,043,481

Asset-backed security—0.55%
United States—0.55%
Capital Auto Receivables Asset Trust,
Series 2013-3, Class B,
2.320%, due 07/20/18
(cost $549,816)	550,000	552,128

Commercial mortgage-backed securities—7.57%
United States—7.57%
Banc of America Commercial
Mortgage, Inc.,
Series 2007-4, Class AM,
5.813%, due 02/10/51[2]	675,000	744,360
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.217%, due 08/15/26[1,2]	425,000	425,509
Extended Stay America Trust,
Series 2013-ESH7, Class B7,
3.604%, due 12/05/31[1]	600,000	585,770
FDIC Structured Sale Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	576,138	593,872
Greenwich Capital Commercial
Funding Corp.,
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	500,000	558,382
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4,
5.804%, due 08/10/45[2]	500,000	549,034
Hilton USA Trust,
Series 2013-HLT, Class DFX,
4.407%, due 11/05/30[1]	275,000	275,224
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-LDP8, Class AJ,
5.480%, due 05/15/45[2]	500,000	520,609
Morgan Stanley Bank of America
Merrill Lynch Trust,
Series 2013-C8, Class B,
3.675%, due 12/15/48[2]	675,000	631,531
Series 2013-C7, Class B,
3.769%, due 02/15/46	150,000	140,889
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.804%, due 08/12/45[1,2]	800,000	873,866
Wachovia Bank Commercial
Mortgage Trust,
Series 2007-C32, Class A3,
5.733%, due 06/15/49[2]	525,000	581,021
Series 2007-C34, Class AM,
5.818%, due 05/15/46[2]	525,000	575,637

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class B,
3.714%, due 03/15/45[2]	$150,000	$142,024
Series 2013-C12, Class B,
3.863%, due 03/15/48[2]	475,000	451,875
Total commercial
mortgage-backed securities
(cost $7,781,958)		7,649,603

Mortgage & agency debt securities—36.35%
United States—36.35%
Banc of America Funding Corp.
Series 2006-I, Class SB2,
2.340%, due 12/20/36[2]	315,536	9,491
Federal Home Loan Mortgage Corp.
Gold Pools[3]
3.500%, TBA	1,725,000	1,711,523
4.000%, TBA	2,100,000	2,156,602
#A96140, 4.000%, due 01/01/41	523,536	538,147
#G04913, 5.000%, due 03/01/38	200,850	216,319
#G05132, 5.000%, due 12/01/38	448,668	483,013
#G02922, 5.500%, due 04/01/37	187,200	208,923
#G06381, 5.500%, due 08/01/40	1,021,526	1,119,449
#C56030, 6.000%, due 03/01/31	4,449	4,995
#G06019, 6.000%, due 10/01/36	190,145	209,585
#C55783, 6.500%, due 01/01/29	80,825	90,006
#G00194, 7.500%, due 02/01/24	79,724	88,885
#C00410, 8.000%, due 07/01/25	40,436	48,236
#C37436, 8.000%, due 01/01/30	15,052	17,444
Federal National Mortgage
Association Pools[3]
#AK7377, 3.000%, due 03/01/27	244,454	249,759
#AB6198, 3.000%, due 09/01/27	1,697,695	1,734,602
#AP7537, 3.000%, due 09/01/27	877,690	896,782
3.500%, TBA	1,925,000	2,013,054
3.500%, TBA	3,450,000	3,427,090
#AP3098, 3.500%, due 10/01/42	620,500	617,412
#AQ0600, 3.500%, due 10/01/42	288,311	286,967
4.000%, TBA	1,450,000	1,492,594
#AB2331, 4.000%, due 02/01/41	396,242	408,151
#AE9202, 4.000%, due 09/01/41	750,864	773,404
#889657, 4.500%, due 09/01/37	509,909	542,098
#AB1475, 4.500%, due 09/01/40	837,730	887,778
4.500%, TBA	2,375,000	2,516,479
#AI6578, 4.500%, due 07/01/41	1,220,483	1,293,712
#AJ1415, 4.500%, due 09/01/41	576,264	610,738
#975213, 5.000%, due 03/01/38	56,973	61,768
#890209, 5.000%, due 05/01/40	21,640	23,507
#AD9114, 5.000%, due 07/01/40	821,323	895,467
5.000%, TBA	1,125,000	1,221,768
#AJ1422, 5.000%, due 09/01/41	657,137	716,529
#244450, 5.500%, due 11/01/23	29,808	32,760
#555591, 5.500%, due 07/01/33	400,707	441,536
5.500%, TBA	925,000	1,017,464
#708631, 6.000%, due 06/01/33	32,297	36,370
#901999, 6.000%, due 11/01/36	197,997	219,620
#918098, 6.000%, due 05/01/37	332,004	367,277
#AE0405, 6.000%, due 08/01/37	258,446	289,340
#990686, 6.000%, due 09/01/38	58,492	64,706
#872912, 6.500%, due 06/01/36	351,302	390,067
#675469, 7.000%, due 04/01/18	25,455	26,143
#253824, 7.000%, due 03/01/31	16,110	18,417
Federal National Mortgage
Association Pools REMIC[3]
Series 2005-29, Class KA,
4.500%, due 02/25/35	81,310	83,539
First Horizon Asset Securities, Inc.
Series 2004-FL1, Class 1A1,
0.435%, due 02/25/35[2]	227,337	207,431
Government National Mortgage
Association Pools
#738970, 3.500%, due 11/15/26	389,793	407,250
#G2 5256, 3.500%, due 12/20/26	658,713	688,178
#G2 AB2784, 3.500%,
due 08/20/42	766,513	775,687
#G2 5107, 4.000%, due 07/20/26	531,347	562,828
4.000%, TBA	375,000	389,663
#G2 779424, 4.000%,
due 06/20/42	263,217	275,190
#AA8267, 4.000%, due 07/15/42	419,957	438,755
4.500%, TBA	1,975,000	2,111,553
#G2 2687, 6.000%, due 12/20/28	19,667	21,913
#495814, 6.000%, due 01/15/29	17,247	19,269
#G2 508540, 6.000%,
due 02/20/34	203,400	226,708
#486873, 6.500%, due 01/15/29	8,618	9,812
#338523, 8.000%, due 12/15/22	1,629	1,824
#780339, 8.000%, due 12/15/23	16,345	19,263
Total mortgage & agency
debt securities
(cost $37,103,921)		36,714,840

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Concluded)
Municipal bonds—2.91%
Chicago Transit Authority
Series 2008-A, 6.899%,
due 12/01/40	$140,000	$156,929
Illinois State Taxable Pension
Series 2003, 5.100%,
due 06/01/33	250,000	232,950
Los Angeles Unified School District
6.758%, due 07/01/34	350,000	431,648
Massachusetts Water Resources
Authority Revenue Bonds
Series A, 5.000%, due 08/01/32	300,000	322,935
New York State Dormitory Authority,
State Personal Taxable
General Purpose
Series C, 5.000%, due 03/15/34	320,000	335,350
State of California, GO Bonds
7.300%, due 10/01/39	250,000	314,398
7.550%, due 04/01/39	95,000	123,119
State of Illinois, GO Bonds
5.877%, due 03/01/19	595,000	647,604
State of Washington, GO Bonds
Series A, 5.000%, due 08/01/33	350,000	374,745
Total municipal bonds
(cost $2,811,414)		2,939,678

US government obligations—9.06%
US Treasury Bonds,
3.625%, due 08/15/43	2,570,000	2,427,044
3.750%, due 11/15/43	500,000	483,281
US Treasury Notes,
0.250%, due 11/30/15	875,000	873,257
0.375%, due 06/30/15	3,000,000	3,006,210
1.250%, due 09/30/15	1,000,000	1,016,211
2.750%, due 11/15/23	1,375,000	1,345,136
Total US government obligations
(cost $9,238,844)		9,151,139

Non-US government obligations—0.98%
Brazil—0.50%
Banco Nacional de Desenvolvimento
Economico e Social,
3.375%, due 09/26/16[1]	500,000	505,000

Jordan—0.22%
Hashemite Kingdom of Jordan
Government AID Bond,
2.503%, due 10/30/20	225,000	220,375

Turkey—0.26%
Republic of Turkey,
6.750%, due 04/03/18	240,000	261,300
Total Non-US government obligations
(cost $994,790)		986,675
Total bonds
(cost $90,991,284)		90,037,544

	Shares
Investment company—5.04%
UBS High Yield Relationship Fund*[4]
(cost $4,834,335)	152,889	5,085,291

Short-term investments—22.26%
Investment company—17.31%
UBS Cash Management Prime
Relationship Fund[4]
(cost $17,481,104)	17,481,104	17,481,104

	Face amount
US government obligation—2.97%
US Treasury Bill,
0.080%, due 06/26/14[5]
(cost $2,998,827)	$3,000,000	2,998,797

Commercial paper—1.98%
CNPC Finance HK Ltd.,
0.310%, due 01/10/14[1,5]
(cost $1,999,845)	2,000,000	1,999,828
Total short-term investments
(cost $22,479,776)		22,479,729

	Number of contracts
Options purchased—0.16%
Put options—0.16%
3 Year Euro-Dollar Midcurve,
strike @ USD 97.75,
expires June 2016	100	108,750
90 Day Euro-Dollar Time Deposit,
strike @ USD 99.25,
expires March 2015	185	55,500
		164,250
Total options purchased
(cost $273,898)		164,250
Total investments—116.61%
(cost $118,579,293)		117,766,814

Liabilities, in excess of cash and other
assets—(16.61%)		(16,774,970)
Net assets—100.00%		$100,991,844

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $118,641,525; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$1,210,050
Gross unrealized depreciation	(2,084,761)
Net unrealized depreciation of investments	$(874,711)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 54.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for	Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	1,900,000	USD 2,582,459	03/11/14	$(31,314)
JPMCB	JPY	408,000,000	USD 3,984,702	03/11/14	109,137
RBS	EUR	1,040,000	USD 1,430,376	03/11/14	(320)
Net unrealized appreciation on forward foreign currency contracts					$77,503

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 40 contracts (USD)	March 2014	$5,523,442	$5,450,000	$(73,442)
US Treasury futures sell contracts:
US Long Bond Futures, 38 contracts (USD)	March 2014	(4,962,874)	(4,875,875)	86,999
2 Year US Treasury Notes, 95 contracts (USD)	March 2014	(20,917,702)	(20,882,187)	35,515
10 Year US Treasury Notes, 20 contracts (USD)	March 2014	(2,472,787)	(2,460,938)	11,849
Interest rate futures buy contracts:
3 Month EURIBOR, 34 contracts (EUR)	March 2015	11,612,454	11,640,830	28,376
Australian Government 10 Year Bond, 20 contracts (AUD)	March 2014	2,045,302	2,047,657	2,355
Net unrealized appreciation on futures contracts				$91,652

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

Interest rate swap agreements

Counterparty	Notional amount	Termination date	Payments made by the Fund[6]	Payments received by the Fund[6]	Upfront payments	Value	Unrealized appreciation
MLI	USD 3,400,000	08/15/39	3.219%	3 month USD LIBOR	$—	$364,886	$364,886

Credit default swaps on corporate issues — buy protection7

Counterparty	Referenced obligation[8]	Notional amount		Termination date	Payments made by the Fund[6]	Upfront payments (made)/ received	Value	Unrealized depreciation
CITI	Allstate Corp, bond,
	6.750%, due 05/15/18	USD	1,250,000	06/20/18	1.000%	$29,328	$(38,830)	$(9,502)
JPMCB	Nucor Corp. bond,
	5.750%, due 12/01/17	USD	1,250,000	06/20/18	1.000	14,503	(32,266)	(17,763)
MSCI	Deutsche Bank AG bond,
	5.125%, due 08/31/17	EUR	310,000	06/20/17	1.000	(11,233)	(7,134)	(18,367)
						$32,598	$(78,230)	$(45,632)

Credit default swaps on credit indices — sell protection9

Counterparty	Referenced index[8]	Notional amount	Termination date	Payments received by the Fund[6]	Upfront payments received	Value	Unrealized appreciation	Credit spread[10]
CSI	CMBX.NA.BBB.Series 6 Index	USD 1,250,000	05/11/63	3.000%	$50,541	$(20,042)	$30,499	3.330%
MSCI	CMBX.NA.A.Series 6 Index	USD 1,250,000	05/11/63	2.000	16,000	(4,065)	11,935	2.080
					$66,541	$(24,107)	$42,434

Credit default swaps on corporate issues — sell protection9

Counterparty	Referenced obligation[8]	Notional amount	Termination date	Payments received by the Fund[6]	Upfront payments received	Value	Unrealized appreciation	Credit spread[10]
CITI	The Hartford Financial
	Services Group, Inc.
	bond, 6.000%,
	due 01/15/19	USD 1,250,000	06/20/18	1.000%	$1,591	$21,763	$23,354	0.610%
MSCI	Barrick Gold Corp. bond,
	5.800%, due 11/15/34	USD 1,250,000	06/20/18	1.000	47,538	(31,150)	16,388	1.590
					$49,129	$(9,387)	$39,742

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

Total return swap agreements11

Counterparty	Notional amount	Termination date	Payments made by the Fund[6]	Payments received by the Fund[6]	Upfront payments	Value	Unrealized depreciation
JPMCB	GBP 815,000	06/20/14	3 month GBP LIBOR	—[12]	$—	$(2,320)	$(2,320)

Centrally cleared interest rate swap agreement

Notional amount	Termination date	Payments made by the Fund[6]	Payments received by the Fund[6]	Value	Unrealized appreciation
AUD 2,100,000	10/18/23	6 month BBSW	4.535%	$2,117	$2,117

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 98.75	June 2016	$80,900	$(79,375)
Put options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 96.75	June 2016	80,900	(58,125)
90 Day Euro-Dollar Time Deposit, 185 contracts, strike @ USD 98.25	March 2015	45,990	(17,344)
Options written on credit default swaps on credit indices[11]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 21 Index and Fund pays quarterly fixed rate of 5.000% per annum.
Underlying credit default swap terminating 12/20/18. European style. Counterparty: MLI,
Notional Amount USD 4,000,000	March 2014	56,000	(13,412)
Total options written		$263,790	$(168,256)

Written options activity for the year ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2012	282	$28,008
Options written	763	390,199
Options terminated in closing purchase transactions	(660)	(210,417)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	385	$207,790

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2013

Written swaptions activity for the year ended December 31, 2013 was as follows:

Premiums received
Swaptions outstanding at December 31, 2012	$44,625
Swaptions written	129,200
Swaptions terminated in closing purchase transactions	(117,825)
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2013	$56,000

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$32,043,481	$—	$32,043,481
Asset-backed security	—	552,128	—	552,128
Commercial mortgage-backed securities	—	7,649,603	—	7,649,603
Mortgage & agency debt securities	—	36,714,840	—	36,714,840
Municipal bonds	—	2,939,678	—	2,939,678
US government obligations	—	9,151,139	—	9,151,139
Non-US government obligations	—	986,675	—	986,675
Investment company	—	5,085,291	—	5,085,291
Short-term investments	—	22,479,729	—	22,479,729
Options purchased	164,250	—	—	164,250
Forward foreign currency contracts, net	—	77,503	—	77,503
Futures contracts, net	91,652	—	—	91,652
Swap agreements, net	—	252,959	—	252,959
Options written	(154,844)	(13,412)	—	(168,256)
Total	$101,058	$117,919,614	$—	$118,020,672

At December 31, 2013, there were no transfers between Level 1 and Level 2.

SMA Relationship Trust—Series T
Portfolio of investments

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Commercial mortgage-backed security
Assets
Beginning balance	$0
Purchases	—
Issuances	—
Sales	(1,402,892)
Accrued discounts (premiums)	(5,012)
Total realized gain	—
Change in net unrealized appreciation/depreciation	1,407,904
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $8,716,783 or 8.63% of net assets.
[2]	Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2013 and changes periodically.
[3]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[4]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Net realized gain (loss) during the year ended 12/31/13	Change in net unrealized appreciation/ (depreciation) during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management
Prime Relationship Fund	$10,010,927	$90,868,684	$83,398,507	$—	$—	$17,481,104	$19,852
UBS Credit Bond Relationship Fund	3,350,784	—	3,164,761	716,062	(902,085)	—	—
UBS High Yield Relationship Fund	1,902,883	4,250,000	1,400,000	84,335	248,073	5,085,291	—
UBS Opportunistic Emerging
Markets Debt Relationship Fund	—	2,500,000	2,326,527	(173,473)	—	—	—
	$15,264,594	$97,618,684	$90,289,795	$626,924	$(654,012)	$22,566,395	$19,852

[5]	Interest rate is the discount rate at the date of purchase.
[6]	Payments made or received are based on the notional amount.
[7]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

SMA Relationship Trust—Series T
Portfolio of investments

[8]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[9]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[10]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
[11]	Illiquid investment. At December 31, 2013, the value of these investments amounted to $15,372 or 0.02% of net assets.
[12]	Payment is based on the performance of the underlying iBoxx Corporates Total Return Index.

See accompanying notes to financial statements	55

SMA Relationship Trust

Portfolio acronyms

AGC-ICC	Agency Insured Custody Certificate
AMBAC	American Municipal Bond Assurance Corp.
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CVA	Dutch certification — depositary certificate
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FDIC	Federal Deposit Insurance Co.
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GS	Goldman Sachs
LIBOR	London Interbank Offered Rate
Preference	A special type of equity investment that shares in the earnings
shares	of the company, has limited voting rights, and may have
a dividend preference. Preference shares may also have
liquidation preference.
PSF-GTD	Permanent School Fund Guaranteed
REIT	Real Estate Investment Trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
REMIC	Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward
commitment basis with an approximate principal amount
(generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon
settlement, when the specific mortgage pools are assigned.

Counterparty abbreviations

CITI	Citibank N.A.
CSI	Credit Suisse International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC

Currency abbreviations

AUD	Australian Dollar	KRW	Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
EUR	Euro	PHP	Philippine Peso
GBP	Great Britain Pound	PLN	Polish Zloty
HKD	Hong Kong Dollar	SEK	Swedish Krona
JPY	Japanese Yen	USD	United States Dollar
		ZAR	South African Rand

56	See accompanying notes to financial statements.

SMA Relationship Trust

December 31, 2013 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

December 31, 2013 (unaudited)

Explanation of expense disclosure (unaudited) (concluded)

		Beginning account value July 1, 2013	Ending account value December 31, 2013	Expenses paid during period 07/01/13 - 12/31/13*
Series A	Actual	$1,000.00	$1.055.30	$—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.21	—
Series G	Actual	1,000.00	1,187.90	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.21	—
Series M	Actual	1,000.00	1,012.70	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.21	—
Series S	Actual	1,000.00	1,185.90	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.21	—
Series T	Actual	1,000.00	1,022.00	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.21	—

*	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

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SMA Relationship Trust
Financial statements

Statement of assets and liabilities
December 31, 2013

Series A
Assets:
Investments, at cost:
Unaffiliated issuers	$11,399,631
Affiliated issuers	19,476,103
Foreign currency, at cost	266,442
$31,142,176
Investments, at value:
Unaffiliated issuers	$11,686,395
Affiliated issuers	20,348,465
Foreign currency, at value	267,244
Cash	10,204
Receivables:
Investment securities sold	—
Dividends and interest	49,812
Fund shares sold	14,745
Foreign tax reclaims	13
Variation margin on futures contracts	177,907
Due from broker for futures contracts	2,804,174
Variation margin on centrally cleared swap agreements	219,253
Cash collateral for futures contracts	789,905
Cash collateral for swap agreements	301,436
Outstanding swap agreements, at value[1]	—
Unrealized appreciation on forward foreign currency contracts	66,642
Total assets	36,736,195

Liabilities:
Payables:
Investment securities purchased	—
Fund shares redeemed	—
Due to custodian	—
Due to broker for futures contracts	—
Due to broker for swap agreements	—
Options written, at value[2]	—
Outstanding swap agreements, at value[1]	—
Unrealized depreciation on forward foreign currency contracts	129,391
Total liabilities	129,391
Net assets	$36,606,804
Net assets consist of:
Beneficial interest	$44,068,614
Accumulated undistributed (distributions in excess of) net investment income	792,358
Accumulated net realized gain (loss)	(9,655,386)
Net unrealized appreciation (depreciation)	1,401,218
Net assets	$36,606,804
Shares outstanding	4,792,758
Net asset value, offering and redemption proceeds per share	$7.64

1 Net upfront payments received by Series T were $148,268.
2 Premiums received by Series T were $263,790.

SMA Relationship Trust
Financial statements

Series G	Series M	Series S	Series T

$74,495,662	$202,593,966	$57,409,562	$96,263,854
2,101,923	362,329	—	22,315,439
356,309	—	—	70,617
$76,953,894	$202,956,295	$57,409,562	$118,649,910

$91,271,946	$203,480,374	$74,393,206	$95,200,419
2,101,923	362,329	—	22,566,395
354,480	—	—	70,969
—	—	—	—

—	—	380,714	6,788,745
18,277	2,662,814	82,237	654,196
145,908	1,157,741	107,822	477,738
163,162	—	—	—
—	250,864	—	92,711
—	—	—	—
—	—	—	43,394
—	253,875	—	156,218
—	—	—	58,055
—	—	—	386,649
—	—	—	109,137
94,055,696	208,167,997	74,963,979	126,604,626

—	—	—	24,893,073
63,743	827,270	135,483	219,665
2,787	362,585	347,400	24,982
—	207,972	—	103,451
—	—	—	35,914
—	—	—	168,256
—	—	—	135,807
—	—	—	31,634
66,530	1,397,827	482,883	25,612,782
$93,989,166	$206,770,170	$74,481,096	$100,991,844

$128,483,191	$216,334,567	$56,050,973	$357,126,602
(643,532)	1,232	16,527	1,056,477
(50,631,424)	(10,702,901)	1,429,952	(257,048,940)
16,780,931	1,137,272	16,983,644	(142,295)
$93,989,166	$206,770,170	$74,481,096	$100,991,844
9,226,479	19,519,081	5,580,341	22,363,830
$10.19	$10.59	$13.35	$4.52

See accompanying notes to financial statements.	61

SMA Relationship Trust
Financial statements

Statement of operations
For the year ended December 31, 2013

Series A
Investment income:
Dividends and other	$1,767
Interest	65,720
Affiliated income	7,865
Foreign tax withheld	—
Net investment income	75,352
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,492,356
Investments in affiliated issuers	302,778
Futures contracts	417,733
Options written	(313,570)
Swap agreements	177,983
Forward foreign currency contracts	79,415
Foreign currency transactions	37,657
Net realized gain (loss)	2,194,352
Change in net unrealized appreciation/depreciation on:
Investments	(176,544)
Futures contracts	(14,672)
Options written	—
Swap agreements	58,223
Forward foreign currency contracts	(39,731)
Translation of other assets and liabilities denominated in foreign currency	17,298
Change in net unrealized appreciation/depreciation	(155,426)
Net realized and unrealized gain (loss) from investment activities	2,038,926
Net increase (decrease) in net assets resulting from operations	$2,114,278

SMA Relationship Trust
Financial statements

Series G	Series M	Series S	Series T

$2,342,353	$—	$759,761	$—
—	4,611,908	—	778,745
1,601	4,404	1,760	19,852
(196,871)	—	—	—
2,147,083	4,616,312	761,521	798,597

9,579,731	2,458,167	8,583,780	(1,853,447)
—	—	—	626,924
—	98,888	—	(541,043)
—	—	—	61,927
—	—	—	193,529
—	—	—	524,655
(254,278)	—	—	3,468
9,325,453	2,557,055	8,583,780	(983,987)

6,910,742	(9,099,119)	11,450,907	(954,286)
—	250,864	—	137,978
—	—	—	112,883
—	—	—	390,016
—	—	—	81,882
4,312	—	—	4,575
6,915,054	(8,848,255)	11,450,907	(226,952)
16,240,507	(6,291,200)	20,034,687	(1,210,939)
$18,387,590	$(1,674,888)	$20,796,208	$(412,342)

See accompanying notes to financial statements.	63

SMA Relationship Trust
Financial statements

Statement of changes in net assets

	Series A
	Year ended December 31, 2013	Year ended December 31, 2012
From operations:
Net investment income	$75,352	$11,556
Net realized gain (loss)	2,194,352	2,221,394
Change in net unrealized appreciation/depreciation	(155,426)	1,634,145
Net increase (decrease) in net assets from operations	2,114,278	3,867,095
Dividends and distributions to shareholders from:
Net investment income	(1,004,967)	(1,304,489)
Net realized gain	—	—
Total dividends and distributions to shareholders	(1,004,967)	(1,304,489)
From beneficial interest transactions:
Proceeds from shares sold	11,191,402	5,694,828
Cost of shares redeemed	(3,847,303)	(9,433,802)
Net increase (decrease) in net assets resulting from beneficial interest transactions	7,344,099	(3,738,974)
Increase (decrease) in net assets	8,453,410	(1,176,368)
Net assets:
Net assets, beginning of year	28,153,394	29,329,762
Net assets, end of year	$36,606,804	$28,153,394
Accumulated undistributed (distributions in excess of) net investment income	$792,358	$746,183

SMA Relationship Trust
Financial statements

Series G		Series M		Series S
Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012

$2,147,083	$2,747,041	$4,616,312	$5,710,419	$761,521	$1,044,053
9,325,453	(14,836,578)	2,557,055	7,462,296	8,583,780	201,864
6,915,054	34,703,236	(8,848,255)	(509,760)	11,450,907	9,587,698
18,387,590	22,613,699	(1,674,888)	12,662,955	20,796,208	10,833,615

(2,694,015)	(2,351,860)	(4,615,080)	(5,717,196)	(778,620)	(1,032,280)
—	—	—	—	(593,314)	—
(2,694,015)	(2,351,860)	(4,615,080)	(5,717,196)	(1,371,934)	(1,032,280)

22,701,854	36,094,533	97,114,428	33,669,342	5,980,067	33,451,993
(60,826,943)	(59,720,504)	(50,875,029)	(62,359,395)	(14,423,535)	(19,608,688)
(38,125,089)	(23,625,971)	46,239,399	(28,690,053)	(8,443,468)	13,843,305
(22,431,514)	(3,364,132)	39,949,431	(21,744,294)	10,980,806	23,644,640

116,420,680	119,784,812	166,820,739	188,565,033	63,500,290	39,855,650
$93,989,166	$116,420,680	$206,770,170	$166,820,739	$74,481,096	$63,500,290
$(643,532)	$(175,855)	$1,232	$—	$16,527	$12,462

See accompanying notes to financial statements.	65

SMA Relationship Trust
Financial statements

Statement of changes in net assets (continued)

	Series T
	Year ended December 31, 2013	Year ended December 31, 2012
From operations:
Net investment income	$798,597	$2,741,643
Net realized gain (loss)	(983,987)	1,309,910
Change in net unrealized appreciation/depreciation	(226,952)	3,089,214
Net increase (decrease) in net assets from operations	(412,342)	7,140,767
Dividends and distributions to shareholders from:
Net investment income	(3,187,236)	(3,271,698)
From beneficial interest transactions:
Proceeds from shares sold	16,788,311	36,274,489
Cost of shares redeemed	(16,465,648)	(26,276,446)
Net increase in net assets resulting from beneficial interest transactions	322,663	9,998,043
Increase (decrease) in net assets	(3,276,915)	13,867,112
Net assets:
Net assets, beginning of year	104,268,759	90,401,647
Net assets, end of year	$100,991,844	$104,268,759
Accumulated undistributed net investment income	$1,056,477	$404,803

66	See accompanying notes to financial statements.

SMA Relationship Trust—Series A
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.36	$6.72	$6.69	$6.85	$5.65
Income (loss) from investment operations:
Net investment income[1]	0.02	0.00[3]	0.07	0.05	0.06
Net realized and unrealized gain (loss)	0.47	0.98	(0.04)	(0.06)	1.34
Total income (loss) from investment operations	0.49	0.98	0.03	(0.01)	1.40
Dividends/distributions:
From net investment income	(0.21)	(0.34)	—	(0.15)	(0.20)
Net asset value, end of year	$7.64	$7.36	$6.72	$6.69	$6.85
Total investment return[2]	6.67%	14.57%	0.60%	(0.37)%	23.28%
Ratios to average net assets:
Net investment income	0.22%	0.04%	1.07%	0.69%	1.02%
Supplemental data:
Net assets, end of year (000’s)	$36,607	$28,153	$29,330	$32,847	$29,960
Portfolio turnover rate	19%	48%	126%	50%	37%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

[3] Amount represents less than $0.005 per share.

See accompanying notes to financial statements.	67

SMA Relationship Trust—Series G
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,		For the period ended December 31, 2011[3]
	2013	2012
Net asset value, beginning of period	$8.76	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.19	0.19	0.09
Net realized and unrealized gain (loss)	1.53	1.32	(2.61)
Total income (loss) from investment operations	1.72	1.51	(2.52)
Dividends/distributions:
From net investment income	(0.29)	(0.17)	(0.06)
Return of capital	—	—	(0.00)[4]
Total dividends/distributions	(0.29)	(0.17)	(0.06)
Net asset value, end of period	$10.19	$8.76	$7.42
Total investment return[2]	19.74%	20.42%	(25.19)%
Ratios to average net assets:
Net investment income	2.00%	2.39%	1.57%[5]
Supplemental data:
Net assets, end of period (000’s)	$93,989	$116,421	$119,785
Portfolio turnover rate	100%	110%	92%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3] For the period May 6, 2011 (commencement of operations) to December 31, 2011.
[4] Amount represents less than $0.005 per share.
[5] Annualized.

68	See accompanying notes to financial statements.

SMA Relationship Trust—Series M
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.97	$10.61	$9.86	$10.08	$9.45
Income (loss) from investment operations:
Net investment income[1]	0.27	0.33	0.36	0.37	0.40
Net realized and unrealized gain (loss)	(0.39)	0.36	0.75	(0.21)	0.63
Total income (loss) from investment operations	(0.12)	0.69	1.11	0.16	1.03
Dividends/distributions:
From net investment income	(0.26)	(0.33)	(0.36)	(0.38)	(0.40)
Net asset value, end of year	$10.59	$10.97	$10.61	$9.86	$10.08
Total investment return[2]	(1.05)%	6.55%	11.48%	1.52%	11.08%
Ratios to average net assets:
Net investment income	2.49%	2.99%	3.53%	3.69%	4.06%
Supplemental data:
Net assets, end of year (000’s)	$206,770	$166,821	$188,565	$214,728	$218,477
Portfolio turnover rate	91%	65%	108%	116%	61%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.	69

SMA Relationship Trust—Series S
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,		For the period ended December 31, 2011[3]
	2013	2012
Net asset value, beginning of period	$10.07	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.13	0.17	0.08
Net realized and unrealized gain (loss)	3.40	1.67	(1.60)
Total income (loss) from investment operations	3.53	1.84	(1.52)
Dividends/distributions:
From net investment income	(0.14)	(0.16)	(0.09)
From net realized gains	(0.11)	—	—
Return of capital	—	—	(0.00)[4]
Total dividends/distributions	(0.25)	(0.16)	(0.09)
Net asset value, end of period	$13.35	$10.07	$8.39
Total investment return[2]	35.07%	21.95%	(15.20)%
Ratios to average net assets:
Net investment income	1.10%	1.79%	1.38%[5]
Supplemental data:
Net assets, end of period (000’s)	$74,481	$63,500	$39,856
Portfolio turnover rate	54%	80%	103%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

[3] For the period May 2, 2011 (commencement of operations) to December 31, 2011.
[4] Amount represents less than $0.005 per share.
[5] Annualized.

70	See accompanying notes to financial statements.

SMA Relationship Trust—Series T
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$4.68	$4.50	$4.34	$4.28	$5.02
Income (loss) from investment operations:
Net investment income[1]	0.04	0.13	0.17	0.19	0.12
Net realized and unrealized gain (loss)	(0.05)	0.20	0.19	0.24	(0.33)
Total income (loss) from investment operations	(0.01)	0.33	0.36	0.43	(0.21)
Dividends/distributions:
From net investment income	(0.15)	(0.15)	(0.20)	(0.36)	(0.53)
Return of capital	—	—	—	(0.01)	—
Total dividends/distributions	(0.15)	(0.15)	(0.20)	(0.37)	(0.53)
Net asset value, end of year	$4.52	$4.68	$4.50	$4.34	$4.28
Total investment return[2]	(0.32)%	7.53%	8.53%	10.08%	(3.43)%
Ratios to average net assets:
Net investment income	0.79%	2.80%	3.79%	4.32%	2.78%
Supplemental data:
Net assets, end of year (000’s)	$100,992	$104,269	$90,402	$113,561	$122,128
Portfolio turnover rate	505%	460%	316%	276%	102%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.	71

SMA Relationship Trust
Notes to financial statements

1. Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a “Fund”, and collectively, the “Funds”). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments—Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value will be calculated as of the time trading was halted. Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available

SMA Relationship Trust
Notes to financial statements

prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment that investment is valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

SMA Relationship Trust
Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair

SMA Relationship Trust
Notes to financial statements

values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. SMA Relationship Trust—Series A and Series T are sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2013, except for forward foreign currency contracts for Series A for which the average volume during the year was greater than at year end.

Disclosure of derivatives by underlying risk as of and for the year ended December 31, 2013 is as follows:

Asset derivatives
	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$—	$—	$66,642	$66,642
Futures contracts[2]	95,903	229,448	—	—	325,351
Options purchased[1]	—	429,138	—	—	429,138
Swap agreements[2]	—	—	676,649	—	676,649
Total value	$95,903	$658,586	$676,649	$66,642	$1,497,780

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, and unrealized appreciation on forward foreign currency contracts.

[2] Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives
	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$—	$—	$(129,391)	$(129,391)
Futures contracts[2]	(33,952)	(113,408)	—	—	(147,360)
Swap agreements[2]	—	—	(141,499)	—	(141,499)
Total value	$(33,952)	$(113,408)	$(141,499)	$(129,391)	$(418,250)

[1] Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

[2] Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

SMA Relationship Trust
Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2013, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$79,415	$79,415
Futures contracts	87,213	330,520	—	—	417,733
Options purchased[2]	—	1,492,356	—	—	1,492,356
Options written	—	(313,570)	—	—	(313,570)
Swap agreements	—	—	177,983	—	177,983
Total net realized gain	$87,213	$1,509,306	$177,983	$79,415	$1,853,917
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(39,731)	$(39,731)
Futures contracts	50,320	(64,992)	—	—	(14,672)
Options purchased[2]	—	261,632	—	—	261,632
Swap agreements	—	—	58,223	—	58,223
Total change in net unrealized
appreciation/depreciation	$50,320	$196,640	$58,223	$(39,731)	$265,452

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$—	$109,137	$109,137
Futures contracts[2]	165,094	—	—	165,094
Options purchased[1]	164,250	—	—	164,250
Swap agreements[1,2]	367,003	21,763	—	388,766
Total value	$696,347	$21,763	$109,137	$827,247

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

[2] Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

SMA Relationship Trust
Notes to financial statements

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$—	$(31,634)	$(31,634)
Futures contracts[2]	(73,442)	—	—	(73,442)
Options written[1]	(154,844)	(13,412)	—	(168,256)
Swap agreements[1]	(2,320)	(133,487)	—	(135,807)
Total value	$(230,606)	$(146,899)	$(31,634)	$(409,139)

[1] Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

[2] Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended December 31, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$524,655	$524,655
Futures contracts	(541,043)	—	—	(541,043)
Options purchased[2]	95,589	—	—	95,589
Options written	(54,298)	116,225	—	61,927
Swap agreements	177,175	16,354	—	193,529
Total net realized gain (loss)	$(322,577)	$132,579	$524,655	$334,657
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$81,882	$81,882
Futures contracts	137,978	—	—	137,978
Options purchased[2]	(93,714)	—	—	(93,714)
Options written	50,993	61,890	—	112,883
Swap agreements	333,274	56,742	—	390,016
Total change in net unrealized
appreciation/depreciation	$428,531	$118,632	$81,882	$629,045

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Offsetting of Financial and Derivative Assets and Liabilities
In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

SMA Relationship Trust
Notes to financial statements

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Masters Agreements“) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Included within the below tables are forward foreign currency contracts, non-centrally cleared swap agreements and swaptions, as applicable.

Assets
SMA Relationship Trust - Series A	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral received	Net amount
Counterparty - JPMCB	$66,642	$(66,642)	$—	$—

Liabilities
	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral pledged	Net amount
Counterparty - JPMCB	$(129,391)	$66,642	$—	$(62,749)

Assets
SMA Relationship Trust - Series T Counterparty	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral received	Net amount
CITI	$21,763	$(21,763)	$—	$—
JPMCB	109,137	(65,900)	—	43,237
MLI	364,886	(13,412)	—	351,474
Total derivatives subject to a master netting arrangement or
similar agreement	$495,786	$(101,075)	$—	$394,711

Liabilities
Counterparty	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral pledged	Net amount
CITI	$(38,830)	$21,763	$—	$(17,067)
CSI	(20,042)	—	—	(20,042)
JPMCB	(65,900)	65,900	—	—
MLI	(13,412)	13,412	—	—
MSCI	(42,349)	—	—	(42,349)
RBS	(320)	—	—	(320)
Total derivatives subject to a master netting arrangement or
similar agreement	$(180,853)	$101,075	$—	$(79,778)

SMA Relationship Trust
Notes to financial statements

B. Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments footnotes.

C. Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

SMA Relationship Trust
Notes to financial statements

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis—Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund’s records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements—The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make

SMA Relationship Trust
Notes to financial statements

a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices-sell protection“ and “Credit default swaps on corporate issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to

SMA Relationship Trust
Notes to financial statements

post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing—Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options—Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the

SMA Relationship Trust
Notes to financial statements

option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions—It is Series M and Series T policy to distribute their respective net investment income, if any, monthly. It is Series A, Series G and Series S policy to distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program—Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2013, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
Series G	$266
Series S	1,293

SMA Relationship Trust
Notes to financial statements

2. Investment advisory and administration fees and other transactions with affiliates
The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the year ended December 31, 2013 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2013, were as follows:

Fund	Amount
Series G	$5,161

As of May 28, 2013, under a separate sub-advisory contract, UBS Global AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services to Series S.

3. Purchases and sales of securities
For the year ended December 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
Series A	$6,448,725	$4,000,000
Series G	105,196,306	146,230,407
Series M	211,611,711	163,754,352
Series S	36,774,132	44,684,187
Series T	399,109,949	401,166,280

For the year ended December 31, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
Series T	$106,739,058	$100,682,799

SMA Relationship Trust
Notes to financial statements

4. Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	2013
Fund	Distributions paid from ordinary income		Distributions paid from net long-term capital gains	Total distributions paid
Series A	$1,004,967		$—	$1,004,967
Series G	2,694,015		—	2,694,015
Series M	4,615,080	[1]	—	4,615,080
Series S	749,606		622,328	1,371,934
Series T	3,187,236		—	3,187,236

1 $4,610,676 considered tax-exempt.

2012
Fund	Distributions paid from ordinary income
Series A	$1,304,489
Series G	2,351,860
Series M	5,717,196 [2]
Series S	1,032,280
Series T	3,271,698

2 $5,694,829 considered tax-exempt.

At December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income		Undistributed long-term gain	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
Series A	$1,103,593		$—	$(9,557,838)	$469,668	$(7,984,577)
Series G	54,708		—	(49,983,876)	15,435,143	(34,494,025)
Series M	1,232	[3]	—	(10,452,037)	886,408	(9,564,397)
Series S	—		2,016,123	—	16,414,000	18,430,123
Series T	1,162,682		—	(256,866,646)	(452,975)	(256,156,939)

3 $1,232 considered tax-exempt.

The difference between book and tax basis net unrealized appreciation/(depreciation) of investments is primarily attributable to the tax treatment of certain derivatives, partnership adjustments and tax deferral of losses on wash sales.

SMA Relationship Trust
Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended December 31, 2013 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/loss	Beneficial interest
Series A	$975,790	$(1,090,969)	$115,179
Series G	79,255	(79,597)	342
Series S	21,164	(24,150)	2,986
Series T	3,040,313	(3,390,301)	349,988

These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, tax character of distributions, transfer in-kind cost adjustments, the tax treatment of certain derivatives and partnership adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Total capital losses
Series G	$46,571,127	$3,412,749	$49,983,876
Series T	952,179	7,235,974	8,188,153

At December 31, 2013, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates - December 31,
Fund	2014	2016	2017	2018
Series A	$—	$—	$6,438,305	$2,935,824
Series M	—	—	10,322,459	—
Series T	1,783,640	109,991,161	115,570,788	21,332,904

During the fiscal year ended December 31, 2013, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
Series A	$930,647
Series G	7,563,799
Series M	2,937,497
Series S	5,584,897

SMA Relationship Trust
Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 30, 2013, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short-term	Long-term
Series M	$—	$129,578	$—

As of and during the year ended December 31, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2013, or since inception in the cases of Series G and Series S, remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Shares of beneficial interest
There is an unlimited number of shares of no par value beneficial interest authorized. For the years ended December 31, 2013 and December 31, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2013
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series A	1,478,594	(509,617)	968,977
Series G	2,499,203	(6,558,772)	(4,059,569)
Series M	9,088,560	(4,776,407)	4,312,153
Series S	512,670	(1,236,600)	(723,930)
Series T	3,668,884	(3,587,412)	81,472

	Year ended December 31, 2012
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series A	786,493	(1,329,165)	(542,672)
Series G	4,476,294	(7,335,828)	(2,859,534)
Series M	3,129,043	(5,690,581)	(2,561,538)
Series S	3,618,801	(2,064,327)	1,554,474
Series T	7,909,348	(5,704,599)	2,204,749

SMA Relationship Trust
Report of Ernst &Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T) (collectively, the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series constituting SMA Relationship Trust at December 31, 2013, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2014

SMA Relationship Trust
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Shareholder Meeting
A special meeting of shareholders of SMA Relationship Trust – Series S was held on Wednesday, April 17, 2013. The Proposal identified in the proxy statement, which was the approval to adopt a “manager of managers” investment advisory structure whereby UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment advisor, will be able to hire, terminate and replace sub-advisors of the Fund without shareholder approval; and to approve an amended Investment Advisory Agreement between UBS Global AM and the Trust, on behalf of the Fund, to add provisions regarding UBS Global AM’s responsibilities with respect to sub-advisors in a “managers of managers” structure as the Fund’s primary investment advisor.

SMA Relationship Trust
Supplemental information (unaudited)

Trustee & Officer information
The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Adela Cepeda; 55 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 69 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2008	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

SMA Relationship Trust
Supplemental information (unaudited)

Non-interested Trustees (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Frank K. Reilly; 78 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and Chairman of the Audit Committee for the Bank.

Edward M. Roob; 79 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

Abbie J. Smith; 60 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2008	Ms. Smith is a Boris and Irene Stern Professor of Accounting, University of Chicago Booth school of Business (since 1980). Formerly Ms. Smith was also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (89 portfolios).

SMA Relationship Trust
Supplemental information (unaudited)

Non-interested Trustees (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
J. Mikesell Thomas; 63 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2009).	Mr. Thomas is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystems, a not for profit healthcare organization and a director (since 2012) and member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee

Shawn Lytle*,[2]; 44	Trustee	Since 2011	Mr. Lytle is a Group Managing Director and head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as head of Americas, he was deputy global head of equities (from 2008 to 2010), head of equity capabilities and business management (2008), and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a trustee of three investment companies (consisting of 31 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

SMA Relationship Trust
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 48	Vice President, Assistant Secretary and Interim Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since January 2014 (Interim Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director), deputy general counsel (since 2005) and interim chief compliance officer (since January 2014) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Mr. Allessie is a vice president, assistant secretary and interim chief compliance officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She is vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of the North American fund treasury department UBS Global AM—Americas region (since 2011). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

SMA Relationship Trust
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 1999 and 2004, respectively

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

SMA Relationship Trust
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mandy Yu *; 30	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—American region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

SMA Relationship Trust
Federal tax information (unaudited)

For the year ended December 31, 2013, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

Fund	Dividends received deduction	Long-term capital gains	Foreign tax credit
Series G	—%	$—	$185,116
Series S	58.74	622,328	—

In addition, for the year ended December 31, 2013, gross income derived from sources within foreign countries amounted to $2,302,517 for SMA Relationship Trust—Series G.

Trustees Frank K. Reilly Chairman Adela Cepeda Shawn Lytle Principal Officers	John J. Murphy Edward M. Roob Abbie J. Smith J. Mikesell Thomas

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Thomas Disbrow Vice President and Treasurer

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©UBS 2014. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE
UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

S303

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $175,002 and $175,100, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $35,800 and $11,000, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2013 and 2012 semiannual financial statements and (2) agreed upon procedures for the Funds’ fiscal year ended 2012.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $22,592 and $25,500 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2013 and December 31, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c) To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e) To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended December 31, 2013, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by E&Y of $288,767 and $253,862, respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2013	2012
Covered Services	$58,392	$36,500
Non-Covered Services	$230,375	$217,362

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 10, 2014